SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Hudson Highland Group, Inc.

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HUDSON HIGHLAND GROUP, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 30, 2004

TO THE STOCKHOLDERS OF HUDSON HIGHLAND GROUP, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Hudson Highland Group, Inc. will be held on Friday, April 30, 2004, at 8:00 A.M., local time, at the Nasdaq MarketSite, 4 Times Square, Broadway and 43rd Street, New York, New York, 10036, for the following purposes:

1.	To elect three directors to hold office until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To consider and act upon a proposal to approve an amendment to the Hudson Highland Group, Inc. Long Term Incentive Plan;

3.	To consider and act upon a proposal to approve an amendment to the Hudson Highland Group, Inc. Employee Stock Purchase Plan; and

4.	To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

The close of business on March 10, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof.

A proxy for the meeting and a proxy statement are enclosed herewith.

By Order of the Board of Directors

HUDSON HIGHLAND GROUP, INC.

Latham Williams

Corporate Secretary

New York, New York

March 22, 2004

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

PROXY STATEMENT

i

HUDSON HIGHLAND GROUP, INC.

622 Third Avenue, 38th Floor

New York, New York 10017

PROXY STATEMENT

For

ANNUAL MEETING OF STOCKHOLDERS

To Be Held April 30, 2004

This proxy statement is being furnished to stockholders by the Board of Directors (the “Board”) of Hudson Highland Group, Inc. (the “Company”) beginning on or about March 22, 2004 in connection with a solicitation of proxies by the Board for use at the annual meeting of stockholders to be held on Friday, April 30, 2004, at 8:00 A.M., local time, at the Nasdaq MarketSite, 4 Times Square, Broadway and 43rd Street, New York, New York, 10036, and all adjournments or postponements thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Annual Meeting of Stockholders.

Execution of a proxy given in response to this solicitation will not affect a stockholder’s right to attend the Annual Meeting and to vote in person. Presence at the Annual Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy. Any stockholder giving a proxy may revoke it at any time before it is exercised by giving notice thereof to the Company in writing or in open meeting.

A proxy, in the enclosed form, which is properly executed, duly returned to the Company and not revoked will be voted in accordance with the instructions contained therein. The shares represented by executed but unmarked proxies will be voted FOR each proposal set forth in the Notice of Annual Meeting of Stockholders. The Company’s management knows of no matters other than those set forth in the Notice of Annual Meeting of Stockholders to be brought before the Annual Meeting. However, if any other business or matters properly shall come before the Annual Meeting, then the persons named as proxies in the enclosed form of proxy will vote the shares represented by each such proxy in accordance with their judgment on such matters.

Only holders of record of the Company’s common stock (the “Common Stock”) at the close of business on March 10, 2004 are entitled to vote at the Annual Meeting. On that date, the Company had outstanding and entitled to vote 8,574,705 shares of Common Stock, each of which is entitled to one vote per share.

PRINCIPAL STOCKHOLDERS

Management and Directors

The following table sets forth certain information regarding the beneficial ownership of Common Stock as of March 10, 2004 by: (i) each director and nominee; (ii) each of the executive officers named in the Summary Compensation Table set forth below; and (iii) all of the directors, nominees and executive officers (including the executive officers named in the Summary Compensation Table) as a group. Each of the holders listed below has sole voting and investment power over the shares beneficially owned.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percent of Common Stock Beneficially Owned
Jon F. Chait	102,314	1.2%
John J. Haley	15,000	*
Jennifer Laing	10,000	*
Nicholas G. Moore	15,000	*
David G. Offensend	25,000	*
Richard W. Pehlke	25,000	*
René Schuster	15,000	*
Brendan Flood	17,590	*
Richard A. Harris	12,078	*
Margaretta Noonan	18,027	*
All directors, nominees and executive officers as a group (15 persons)	279,008	3.3%

*	Denotes less than 1%.
(1)	Includes the following shares subject to stock options which are exercisable within 60 days of March 10, 2004: Jon F. Chait, 40,750 shares; John J. Haley, 15,000 shares; Jennifer Laing, 10,000 shares; Nicholas G. Moore, 15,000 shares; David G. Offensend, 15,000 shares; Richard W. Pehlke, 20,000 shares; René Schuster, 15,000 shares; Brendan Flood, 10,500 shares; Richard A. Harris, 4,500 shares; Margaretta Noonan, 10,500 shares; and all directors, nominees and executive officers as a group, 165,250 shares.

Other Beneficial Owners

The following table sets forth certain information regarding beneficial ownership by other persons known to the Company to own more than 5% of the outstanding Common Stock.

	Amount and Nature of Beneficial Ownership(1)
Name and Address of Beneficial Owner	Voting Power		Investment Power		Aggregate	Percent of Class
	Sole	Shared	Sole	Shared
Scoggin Capital Management, L.P. II and related persons	20,000	790,000	20,000	790,000	810,000	9.4%
660 Madison Ave. New York, NY 10021

Perry Corp.	752,500	0	752,500	0	752,500	8.8%
599 Lexington Ave. New York, NY 10017

Marsh & McLennan Companies, Inc. and related persons	0	456,050	0	697,650	697,650	8.1%
1166 Avenue of the Americas New York, NY 10036

P&S Capital Partners, LLC and related persons	50,000	519,500	50,000	519,500	569,500	6.6%
527 Madison Ave. New York, NY 10022

Capital Research and Management Company	560,000	0	560,000	0	560,000	6.5%
333 South Hope Street Los Angeles, CA 90071

Seneca Capital L.P. and related persons	20,000	532,800	20,000	532,800	552,800	6.5%
950 Third Ave., 29th floor New York, NY 10022

Strong Capital Management, Inc.	0	466,928	0	494,928	494,928	5.8%
100 Heritage Reserve Menomonee Falls, WI 53051

(1)	These amounts represent the number of shares beneficially owned, as disclosed in company reports regarding beneficial ownership filed with the Securities and Exchange Commission under Section 13(d) or 13(g) of the Securities Exchange Act of 1934.

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation and By-Laws provide that the Company’s directors are divided into three classes, with staggered terms of three years each. At the Annual Meeting, the stockholders will elect three directors to hold office until the 2007 annual meeting of stockholders and until their successors are duly elected and qualified. Unless stockholders otherwise specify, the shares represented by the proxies received will be voted in favor of the election as directors of the persons named as nominees herein. The Board has no reason to believe that the listed nominees will be unable or unwilling to serve as directors if elected. However, in the event that any nominee should be unable to serve or for good cause will not serve, the shares represented by proxies received will be voted for another nominee selected by the Board. Each director will be elected by a plurality of the votes cast at the Annual Meeting (assuming a quorum is present). Consequently, any shares not voted at the Annual Meeting, whether due to abstentions, broker non-votes or otherwise, will have no impact on the election of the directors.

Listed below are the nominees of the Board of Directors for election at the Annual Meeting and each director of the Company whose term will continue after the Annual Meeting. The following sets forth certain information about each nominee and continuing director as of March 10, 2004.

Nominees for Election at the Annual Meeting

Terms expiring at the 2007 Annual Meeting

Jon F. Chait, 53, has served as President, Chief Executive Officer and Chairman of the Board since the Company was spun off from Monster Worldwide, Inc. (“Monster”) in March 2003. He joined Monster in October 2002 expressly in contemplation of the spin-off. Prior to joining the Company, Mr. Chait was the Chairman of Spring Group, PLC from May 2000 through June 2002 and Chief Executive Officer from May 2000 to March 2002. From 1998 through 2000, Mr. Chait founded and acted as Chairman and Chief Executive Officer of Magenta Limited, a developer of web-enabled human resources solutions, which was subsequently sold to Spring Group, PLC. Mr. Chait served as the Managing Director—International Operations of Manpower Inc. from 1995 to July 1998, Chief Financial Officer from August 1993 to 1998 and Executive Vice President, Secretary and Director from 1991 to 1998, and Executive Vice President from September 1989 to July 1998, Manpower International Inc., provider of temporary employment services. Mr. Chait is also a director of the Marshall and Ilsley Corporation, a bank holding company, and Krueger Inc., a manufacturer of office furniture.

Jennifer Laing, 57, has served as a director since October 2003. Ms. Laing has served as the Associate Dean of External Relations at the London Business School since 2002. Ms. Laing started her career in 1969 with Garland-Compton until she joined Saatchi and Saatchi in 1975. In 1979 she joined Leo Burnett in London. In 1981, she re-joined Saatchi and Saatchi as Deputy Chairman rising to Joint Chairman. From 1988 to 1991, she was Chairman and Chief Executive Officer of Aspect Hill Holiday and from 1991 to 1995, she led her own firm, Laing Henry that was eventually purchased by Saatchi and Saatchi. Ms. Laing became Chairman of Saatchi and Saatchi in 1995 and Chairman and Chief Executive Officer of Saatchi and Saatchi North America in 1997.

Nicholas G. Moore, 62, has served as a director since April 2003. Mr. Moore retired as global Chairman of PricewaterhouseCoopers, the professional services firm formed in July 1998 by the merger of Coopers & Lybrand International and Price Waterhouse. Mr. Moore most recently served as Chairman of Coopers & Lybrand International as well as Chairman and Chief Executive Officer of Coopers & Lybrand LLP. Following the merger, Mr. Moore served for over two years as Chief Executive Officer of the U.S. firm of PricewaterhouseCoopers, and for three years as global Chairman of PricewaterhouseCoopers. Mr. Moore presently serves on the board of directors of Network Appliance, Inc., Brocade Communications Systems, Inc. and Bechtel Group, Inc. and certain private venture capital backed technology companies. Mr. Moore is Chairman of the Board of Trustees of St. Mary’s College of California.

THE BOARD RECOMMENDS THE FOREGOING NOMINEES FOR ELECTION AS DIRECTORS AND URGES EACH STOCKHOLDER TO VOTE “FOR” SUCH NOMINEES. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” SUCH NOMINEES.

Directors Continuing in Office

Terms expiring at the 2005 Annual Meeting

Richard W. Pehlke, 50, has served as a director since April 2003 and as Executive Vice President, Chief Financial Officer since he joined the Company in February 2003. Prior to joining the Company, Mr. Pehlke served as an independent consultant for various companies from 2001 to 2003. From 2000 to 2001, Mr. Pehlke served as the Chief Financial Officer of ONE, Inc. Mr. Pehlke served as Vice President, Treasurer for Ameritech Corporation from 1994 to 1999 and as Vice President, Investor Relations from 1986 to 1993.

René Schuster, 42, has served as a director since April 2003. Mr. Schuster has been the Global Marketing Director for Vodafone Group, PLC since February 2004. Prior to that, Mr. Schuster served since 2002 as Senior Vice President and General Manager of Worldwide Consulting and Integration for Hewlett Packard, a provider of products, technologies, solutions and services to consumers and business. In May 2002, Hewlett Packard merged with Compaq Computer Corporation. Prior to the merger, Mr. Schuster served as Chief Executive Officer, UK and Ireland for Compaq. From 1996 to 2000, Mr. Schuster worked for KPMG Management Consulting as Managing Partner and subsequently Chief Operating Officer and Senior Partner for Europe, Middle East and Africa. Mr. Schuster is a member of the board of directors of SurfControl plc.

Term expiring at the 2006 Annual Meeting

John J. Haley, 54, has served as a director since April 2003. Mr. Haley is the President and Chief Executive Officer of Watson Wyatt & Company, an international human resources benefits consulting firm headquartered in Washington, DC. Mr. Haley joined Watson Wyatt Worldwide in 1977. Mr. Haley was elected a director of the firm in 1992. Mr. Haley is Chairman of the Board, and Chairman of the Management Committee, and formerly managed Watson Wyatt’s largest consulting office in Washington, DC. Mr. Haley is a Fellow of the Society of Actuaries, a Fellow of the Conference of Consulting Actuaries, a member of the American Academy of Actuaries, the International Actuarial Association, and the International Association of Consulting Actuaries. Mr. Haley is a member of the board of directors for Maximus, Inc. and Employee Benefit Research Institute.

David G. Offensend, 50, has served as director since April 2003. Mr. Offensend co-founded Evercore Partners Inc. in 1995 where he is Senior Advisor. Evercore operates in the private equity business and provides merger and acquisition and restructuring advice to companies. Prior to founding Evercore, Mr. Offensend spent five years in the investment organization of Robert M. Bass, the Texas investor. Prior to joining the Bass organization in 1990, Mr. Offensend spent 13 years at Lehman Brothers.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independent Directors

Of the seven directors currently serving on the Board of Directors, the Board has determined that Ms. Laing and Messrs. Haley, Offensend, Moore and Schuster are “independent directors” as defined under Nasdaq National Market listing standards.

Board Committees

The Board has standing Audit, Compensation, Nominating and Governance, and Executive Committees. The Board of Directors has adopted, and may amend from time to time, a written charter for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee. The Company maintains a web site at www.hhgroup.com. The Company makes available on its web site, free of charge, copies of each of these charters. The Company is not including the information contained on or available through its web site as a part of, or incorporating such information by reference into, this Proxy Statement.

The Audit Committee’s primary duties and responsibilities are to assist the Board in monitoring: (1) the integrity of the financial statements of the Company; (2) the independent auditors’ qualifications and independence; (3) the performance of the Company’s internal audit function and independent auditors; and (4) the compliance by the Company with legal and regulatory requirements. The purpose of the Audit Committee is to oversee the accounting and financial reporting process of the Company and the audits of the financial statements of the Company. The Audit Committee presently consists of Nicholas G. Moore (Chairperson), David G. Offensend and John J. Haley, each of whom is an independent director under Nasdaq National Market listing standards and Securities and Exchange Commission rules. The Board has determined that Mr. Moore qualifies as an “audit committee financial expert,” as defined by the Securities and Exchange Commission. The Audit Committee held six meetings in 2003. A copy of the Audit Committee’s charter is attached to this proxy statement as Annex A.

The Compensation Committee’s basic responsibility is to assure that the outside members of the Board, the Chief Executive Officer, other executive officers and key management of the Company are compensated effectively in a manner consistent with the stated compensation strategy of the Company, internal equity considerations, competitive practices, and the requirements of the appropriate regulatory bodies. The Compensation Committee has overall responsibility for approving and evaluating the compensation of executive officers (including the Chief Executive Officer), key management and outside directors and administration of the Company’s long-term incentive programs, including the Company’s stock option plan. The Compensation Committee presently consists of David G. Offensend (Chairperson), John J. Haley, Jennifer Laing and Nicholas G. Moore, each of whom is an independent director under Nasdaq National Market listing standards. The Compensation Committee held seven meetings in 2003.

The Nominating and Governance Committee provides assistance to the Board in fulfilling its responsibilities by: (1) identifying individuals qualified to become directors and recommending to the Board candidates for all directorships to be filled by the Board or by the stockholders of the Company; (2) identifying directors qualified to serve on the committees established by the Board and recommending to the Board members for each committee to be filled by the Board; (3) developing and recommending to the Board a set of corporate governance principles applicable to the Company, including matters of (i) Board organization, membership and function, (ii) committee structure and membership and (iii) succession planning for the Chief Executive Officer of the Company; and (4) taking a leadership role in shaping the corporate governance of the Company. The Nominating and Governance Committee presently consists of John J. Haley (Chairperson), David G. Offensend and René Schuster, each of whom is an independent director under Nasdaq National Market listing standards. The Nominating and Governance Committee held three meetings in 2003.

In identifying and evaluating nominees for director, the Nominating and Governance Committee of the Board of Directors seeks to ensure that the Board of Directors possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and seeks to ensure that the Board of Directors is comprised of directors who have broad and diverse backgrounds, possessing knowledge in areas that are of importance to the Company. In addition, the Nominating and Governance Committee believes it is important that at least one director have the requisite experience and expertise to be designated as an “audit committee financial expert.” The Nominating and Governance Committee looks at each nominee on a case-by-case basis regardless of who recommended the nominee. In looking at the qualifications of each candidate to determine if their election would further the goals described above, the Nominating and Governance Committee takes into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. At a minimum, each director nominee must have displayed the highest personal and professional ethics, integrity and values and sound business judgment. In addition, the Nominating and Governance Committee believes that the following minimum qualifications are necessary for a director to possess to be recommended by the Committee to the Board:

•	A director must be highly accomplished in his or her respective field, with superior credentials and recognition and broad experience at the administrative and/or policy-making level in business, government, education, technology or public interest.

•	A director must have expertise and experience relevant to the Company’s business, and be able to offer advice and guidance to the Chief Executive Officer based on that expertise and experience.

•	A director must be independent of any particular constituency, be able to represent all stockholders of the Company and be committed to enhancing long-term stockholder value.

•	A director must have sufficient time available to devote to activities of the Board of Directors and to enhance his or her knowledge of the Company’s business.

The Nominating and Governance Committee will consider persons recommended by stockholders to become nominees for election as directors in accordance with the foregoing and other criteria set forth in the Company’s Nominating and Governance Committee Charter. Recommendations for consideration by the

Nominating and Governance Committee should be sent to the Corporate Secretary of the Company in writing together with appropriate biographical information concerning each proposed nominee. The Company’s By-Laws also set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. With respect to an election of directors to be held at an annual meeting, a stockholder must, among other things, give notice of an intent to make such a nomination to the Corporate Secretary of the Company in advance of the meeting in compliance with the terms and within the time period specified in the By-Laws. Pursuant to these requirements, a stockholder must give a written notice of intent to the Corporate Secretary of the Company not less than 45 days or more than 75 days prior to the first anniversary of the date on which the Company first mailed its proxy materials for the preceding year’s annual meeting of stockholders.

The Executive Committee assists the Board in discharging its responsibilities and may exercise all of the authority of the Board in the management of Company’s business affairs, except for changes in the Company’s By-Laws, matters specifically designated to other committees and certain other significant corporate matters. Jon F. Chait (Chairperson), David G. Offensend and Richard W. Pehlke are the current members of the Executive Committee. The Executive Committee held no meetings in 2003.

Communications with Board of Directors

Stockholders may communicate with the Board of Directors by writing to the Corporate Secretary of the Company at Hudson Highland Group, Inc., c/o the Board of Directors (or, at the stockholder’s option, c/o a specific director), 622 Third Avenue, 38th Floor, New York, New York 10017. The Corporate Secretary will ensure that this communication (assuming it is properly marked c/o the Board of Directors or c/o a specific director) is delivered to the Board of Directors or the specified director, as the case may be.

Meetings and Attendance

The Board held nine meetings in 2003. Each director attended at least 75% of the meetings of the Board held in 2003 and meetings held by all committees of the Board on which such director served during the period that the director so served in 2003.

Directors are expected to attend the Company’s annual meeting of stockholders each year. The Annual Meeting will be the Company’s first annual meeting of stockholders.

Director Compensation

Retainer and Fees. Each non-employee director is entitled to receive an annual retainer of $25,000, a fee of $2,500 for each Board and Board committee meeting attended in person and a fee of $1,000 for each telephonic Board meeting. The Chairperson of the Audit Committee receives an additional annual retainer of $10,000 and Chairpersons of other Board committees receive an additional annual retainer of $5,000. Additionally, directors are reimbursed for out-of-pocket expenses associated with attending meetings of the Board and committees thereof.

Equity Compensation. Upon first being elected or appointed as a director of the Company, each non-employee director of the Company is granted an option to purchase 25,000 shares of Common Stock under the terms of the Hudson Highland Group Long Term Incentive Plan. The exercise price for options is the fair market value of a share of Common Stock on the date of grant. Options have a term of ten years and become exercisable as follows: 40% immediately on the date of grant, 60% after the first anniversary of the date of grant, 80% after the second anniversary, and 100% after the third anniversary.

EXECUTIVE COMPENSATION

Summary Compensation Information

The following table sets forth certain information concerning the compensation earned in each of the last three fiscal years by the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers whose total cash compensation exceeded $100,000 in the year ended December 31, 2003. The persons named in the table are sometimes referred to herein as the “named executive officers.”

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)	Bonus($)	Other Annual Compensation ($)(5)	Restricted Stock Awards ($)(6)	Securities Underlying Stock Options(#)
Jon F. Chait(1),	2003	$450,000	—	—	—	163,000
Chairman, President and	2002	64,808	—	—	—	—
Chief Executive Officer	2001	—	—	—	—	—

Richard W. Pehlke(2),	2003	298,958	—	—	—	80,000
Executive Vice President and	2002	—	—	—	—	—
Chief Financial Officer	2001	—	—	—	—	—

Brendan Flood,	2003	300,031	30,000	—	81,960	21,000
Senior Vice President,	2002	300,000	—	—	—	—
Finance	2001	209,250	114,700	33,713	—	—

Richard A. Harris,	2003	257,277	—	—	81,960	9,000
Senior Vice President and	2002	—	—	—	—	—
Chief Information Officer(3)	2001	—	—	—	—	—

Margaretta R. Noonan,	2003	250,031	80,000	—	81,960	21,000
Executive Vice President,	2002	259,584	—	—	—	—
Global Human Resources(4)	2001	185,000	46,250	—	—	—

(1)	Mr. Chait joined the Company in October 2002.
(2)	Mr. Pehlke joined the Company in February 2003.
(3)	Mr. Harris joined the Company in January 2003.
(4)	Amounts shown as Ms. Noonan’s bonus were paid in April 2003 in connection with work performed for both Monster and the Company in connection with the spin-off from Monster.
(5)	Certain personal benefits provided by the Company to the named executive officers are not included in the table. The aggregate amount of such personal benefits for each named executive officer in each year reflected in the table did not exceed the lesser of $50,000 or 10% of the sum of such officer’s salary and bonus in each respective year.
(6)	As of December 31, 2003, the only named executive officers of the Company holding unvested restricted stock were Mr. Flood who held 6,000 shares, valued at $142,200 as of that date; Mr. Harris who held 6,000 shares, valued at $142,200 as of that date; and Ms. Noonan who held 6,000 shares, valued at $142,200 as of that date. Dividends are paid on shares of unvested restricted stock. The Company has not declared any dividends since the grants of the restricted stock. Restricted stock vests 50% on the first anniversary of the date of grant and 25% on each of the two succeeding anniversaries of the date of grant.

Stock Options

The following table sets forth information regarding individual grants of stock options to the named executive officers during 2003.

Option Grants in the Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)	Expiration Date	Grant Date Present Value(2)
Jon F. Chait	163,000	20.6%	$13.66	April 11, 2013	$1,288,678
Richard W. Pehlke	80,000	10.1%	$13.66	April 11, 2013	$632,480
Brendan Flood	21,000	2.7%	$13.66	April 11, 2013	$166,026
Richard A. Harris	9,000	1.1%	$13.66	April 11, 2013	$71,154
Margaretta Noonan	21,000	2.7%	$13.66	April 11, 2013	$166,026

(1)	Consists of non-qualified options to purchase Common Stock granted pursuant to the Company’s Long Term incentive Plan. The options were granted on April 11, 2003 and vest at 25% per year on the first four anniversaries of the date of grant for Mr. Chait’s and Mr. Pehlke’s grants and 50% on the first anniversary of the grant date and 25% on each of the two succeeding anniversaries of the grant date for Mr. Flood, Mr. Harris and Ms. Noonan.
(2)	Present value is determined by using the Black-Scholes option-pricing model. The grant date present value is based on an average five-year option life. Other assumptions used for the Black-Scholes option-pricing model include a risk-free rate of return of 4.0%, a volatility factor of 65.0% and a dividend yield of 0% during the option life. These present values have not been adjusted to reflect a lack of marketability and liquidity.

The following table sets forth information regarding the 2003 year-end value of unexercised options held by the named executive officers. None of the named executive officers exercised options during 2003.

	2003 Fiscal Year-End Option Values
	Number of Securities Underlying Options at Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Jon F. Chait	0	163,000	0	$1,636,520
Richard W. Pehlke	0	80,000	0	$803,200
Brendan Flood	0	21,000	0	$210,840
Richard A. Harris	0	9,000	0	$90,360
Margaretta Noonan	0	21,000	0	$210,840

(1)	Based on the closing price per share of Common Stock on December 31, 2003 of $23.70.

Agreements with Named Executive Officers

In March 2003, the Company entered into an employment agreement with Richard W. Pehlke pursuant to which the Company agreed to employ Mr. Pehlke as Executive Vice President and Chief Financial Officer. Under this agreement, Mr. Pehlke is entitled to (i) a base salary of $350,000 per year, (ii) medical dental, disability and life insurance coverage and other benefit plan eligibility comparable to other senior management, (iii) four weeks of vacation per year, (iv) an annual bonus of up to $600,000 based on satisfaction of performance goals and (v) reimbursement of up to $25,000 for expenses for personal financial planning on or prior to

February 24, 2006. The agreement may be terminated at any time by the Company. If the Company terminates the agreement other than for cause (as defined in the agreement), then, subject to Mr. Pehlke executing the Company’s then current form of separation agreement and general release, Mr. Pehlke will be entitled to (i) severance equal to twelve months of his then applicable base salary plus an assumed bonus equal to the greater of $150,000 or 50% of the largest single calendar year bonus received by Mr. Pehlke during the five years preceding termination and (ii) have the Company make available medical and dental benefits at no cost for two years after termination and thereafter at Mr. Pehlke’s cost until December 31, 2008.

In November 2002, the Company entered into an employment agreement with Richard A. Harris pursuant to which the Company agreed to employ Mr. Harris as Chief Information Officer. Under this agreement, Mr. Harris is entitled to (i) a base salary of $250,000 per year, subject to automatic annual increases of 2% or more based on increases in the Consumer Price Index, (ii) medical dental, disability and life insurance coverage, 401(k) plan and other benefit plan eligibility comparable to other senior management and (iii) four weeks of vacation per year. The agreement is for a term of three years, but may be terminated at any time by the Company. If the Company terminates the agreement other than for cause (as defined in the agreement), then, subject to Mr. Harris executing the Company’s then current form of separation agreement and general release, Mr. Harris will be entitled to severance equal to twenty-four months of his then applicable base salary.

In March 2002, the Company entered into an agreement with Margaretta Noonan pursuant to which the Company agreed to employ Ms. Noonan with her compensation and benefits to be mutually agreed to from time to time. Under this agreement, the Company has the right to terminate Ms. Noonan’s employment at any time. If the Company terminates Ms. Noonan’s employment without cause (as defined in the agreement) or Ms. Noonan terminates her employment within twelve months after a change in control (as defined in the agreement) of the Company, then, subject to Ms. Noonan’s executing the Company’s then current form of separation agreement and general release, Ms. Noonan will be entitled to receive severance equal to one year of her then current base salary and medical and dental benefits for twelve months after termination. In such case, Ms. Noonan will not be entitled to any payments that would cause any portion of the amount received to constitute an “excess parachute payments” under Section 280G of the Internal Revenue Code.

PERFORMANCE INFORMATION

The Company was spun off from Monster on March 31, 2003. Shares of Common Stock began trading on an “actual” basis on the Nasdaq National Market on April 1, 2003. The following graph compares on a cumulative basis changes since April 2, 2003 in (a) the total stockholder return on the Common Stock with (b) the total return on the Russell 2000 Index and (c) the total return on the companies in a peer group selected in good faith by the Company, in each case assuming reinvestment of dividends. Such changes have been measured by dividing (a) the difference between the price per share at the end of and the beginning of the measurement period by (b) the price per share at the beginning of the measurement period. The graph assumes $100 was invested on April 1, 2003 in Common Stock, the Russell 2000 Index and the peer group comprising Kforce Inc., MPS Group, Inc., Manpower, Inc., Spherion Corporation, CDI Corp. and Robert Half International Inc. The returns of each component company in the peer group have been weighted based on each company’s relative market capitalization.

	April 1, 2003	December 31, 2003
HUDSON HIGHLAND GROUP, INC.	$100.00	$181.61
PEER GROUP	$100.00	$173.11
RUSSELL 2000 INDEX	$100.00	$151.05

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board is composed solely of non-employee directors who meet the independence requirements of Nasdaq and qualify as “outside directors” under Section 162(m) of the Internal Revenue Code of 1986. The Compensation Committee is responsible for all aspects of the compensation arrangements for the Company’s executive officers, including the named executive officers. The Compensation Committee works with independent compensation consultants it retains, and management, to develop the Company’s overall compensation philosophy and the specific program provided for the Company’s executive officers.

Compensation Philosophy

The Compensation Committee’s compensation philosophy supports the Company’s objective of attracting and retaining the talented individuals needed to achieve long-term success, and incents these individuals to achieve financial goals that are expected to enhance long-term stockholder value. In setting competitive compensation arrangements, comparisons are made primarily with those companies with whom the Company competes for talent. This includes executive search and staffing firms for business unit leaders, as well as general industry comparisons for staff positions.

As reflected under the section entitled “Executive Compensation”, the Company’s executive compensation program currently consists of a combination of salary, annual bonus awards, and stock option and restricted stock grants, as well as benefits under the employee benefit plans offered by the Company.

The Compensation Committee’s general executive compensation policies are as follows:

a.	Total cash compensation (salary plus bonus) is targeted above median market levels with the understanding that above median performance levels will be required to earn such compensation.

b.	Base salaries, equity grants, and benefit programs are targeted at median market levels—thus targeted bonus awards are above market median reflecting expected performance levels above median levels.

c.	Outstanding performance is rewarded through incentive plans that provide significant upside potential for outstanding performance.

d.	The proportion of an executive’s total compensation that varies with business unit and company performance should increase as the individual’s responsibilities increase. Stock ownership is strongly emphasized for those executives who have an impact on the overall strategic direction of the Company.

e.	Business unit performance (for those with P&L responsibility), overall corporate performance and the Company’s ability to pay will have an impact on final awards.

f.	Reward programs should be clearly communicated and understood.

Executive Compensation Program

In establishing 2003 salaries for each individual executive officer, Jon Chait, the Company’s Chief Executive Officer, made specific recommendations for salary adjustments (other than his own) to the Compensation Committee based on the foregoing guidance provided by the Committee as well as a review of industry comparables as analyzed by an outside compensation consultant, the level of responsibility delegated to the particular executive officer, the expertise and skills offered by each officer, the officer’s individual job performance and the performance of the group over which the individual had responsibility. These various factors were considered on a case-by-case basis and no specific formula was used to give any one factor a relative weight as compared to the others. The Compensation Committee reviewed the foregoing recommendations and then made final decisions on the base salaries to be paid by the Company. Prior to the spin-off, the base salary for Mr. Chait was $300,000 from January 1, 2003 until March 31, 2003. The Compensation Committee reviewed the base salary of Mr. Chait for 2003 based on competitive compensation data and individual job performance expectations and increased Mr. Chait’s base salary to $500,000 on April 1, 2003. Mr. Chait was paid $450,000 in fiscal 2003.

The Compensation Committee has adopted a senior management bonus program for 2004, which provides an annual incentive for certain employees of the Company, including the named executive officers. Awards under the program are based on the achievement of pre-determined operating targets approved by the Compensation Committee for the Company and, where applicable, a specific business unit. The Committee and Mr. Chait agreed early in the year that it would be inappropriate for the CEO to receive a bonus in a year when the Company was unprofitable. Accordingly, despite his excellent leadership in the Company’s first year following the spin-off, Mr. Chait received no bonus for 2003. Mr. Chait did not receive any compensation from the Company or Monster in consideration of completing the spin-off, aside from his previously described regular base compensation.

The base salaries paid to two named executive officers and the bonus paid to one named executive officer are also based on their employment agreements with the Company. See “Executive Compensation—Agreements with Named Executive Officers.” Mr. Chait does not have an employment agreement with the Company.

The Company’s executive compensation program also includes stock option and restricted stock grants as governed by the Company’s Long Term Incentive Plan. The Compensation Committee has the authority to grant, in addition to stock options, other equity-based awards, including stock appreciation rights, restricted stock and performance shares. To date, however, the Compensation Committee has only granted stock options and restricted shares under the Long Term Incentive Plan. Stock options granted by the Compensation Committee have a per share exercise price of 100% of the fair market value of a share of Common Stock on the date of grant and, accordingly, the value of the options, as well as restricted shares granted by the Compensation Committee, is dependent on the future market value of the Common Stock. It has been the policy of the Compensation Committee that such grants should provide a long-term incentive and align the interests of management with the interests of stockholders. All stock option and restricted stock grants vest over a period of time, typically three to four years.

In determining proposed stock option grants to be made to the Company’s executive officers, the Compensation Committee reviewed, in consultation with its independent compensation consultants, aggregate option grants made by a select group of peer companies to all of their employees, as well as to specific officers. Based on this analysis, and an assessment of Mr. Chait’s responsibilities relative to other Company executives, Mr. Chait received an option to purchase 163,000 shares of Common Stock at a per share exercise price of $13.66 on April 11, 2003. By tying a portion of each executive officer’s overall compensation to stock price through the grant of options, the Compensation Committee seeks to enhance its objective of providing a further incentive to maximize long-term stockholder value.

In connection with the Long Term Incentive Plan, the Company endorses the policy that stock ownership by management is an important factor in aligning the interests of management and stockholders. The Company has adopted stock ownership guidelines that are intended to encourage stock ownership by management. Under these guidelines, management personnel are expected to own shares of Common Stock with a specified value equal to 100% of their respective base salaries. These share ownership requirements may be met over a period of five years. The Compensation Committee will consider an individual’s compliance with the stock ownership guidelines in determining the size of future equity-based grants.

The Company’s policy with respect to other employee benefit plans is to provide competitive benefits to the Company’s employees, including executive officers, to encourage their continued service with the Company. In the view of the Compensation Committee, a competitive benefits package is an essential component in achieving the Company’s goal of being able to attract new key employees from time to time as events warrant.

Under Section 162(m) of the Internal Revenue Code, the tax deduction by corporate taxpayers, such as the Company, is limited with respect to the compensation of certain executive officers unless such compensation is based upon performance objectives meeting certain regulatory criteria or is otherwise excluded from the limitation. The Compensation Committee currently intends, in all appropriate circumstances, to qualify compensation paid to the Company’s executive officers for deductibility by the Company under Section 162(m) of the Internal Revenue Code.

Hudson Highland Group, Inc. COMPENSATION COMMITTEE

David G. Offensend, Chairperson

John J. Haley

Nicholas G. Moore

REPORT OF THE AUDIT COMMITTEE

The primary purpose of the Audit Committee is to oversee the Company’s accounting and financial reporting processes and the audits of the financial statements of the Company. The Committee’s function is more fully described in its charter, which the Board has adopted and is included as Annex A to this proxy statement. The Committee reviews the charter on an annual basis. The Board annually reviews the standards of independence for audit committee members and under Nasdaq National Market listing standards and Security and Exchange Commission rules and has determined that each member of the Committee meets those standards.

Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent auditors, BDO Seidman, LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2003 with the Company’s management and has discussed with BDO Seidman, LLP the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees.” In addition, BDO Seidman, LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee has discussed with BDO Seidman, LLP their independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Hudson Highland Group, Inc.

AUDIT COMMITTEE

Nicholas G. Moore, Chairperson

John J. Haley

David G. Offensend

René Schuster

INDEPENDENT AUDITORS

BDO Seidman, LLP audited the financial statements of the Company for the year ended December 31, 2003. The Audit Committee expects to appoint the Company’s independent auditors for 2004 later in the year.

Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. At the Annual Meeting, representatives of BDO Seidman, LLP will have the opportunity to make a statement about the Company’s financial condition, if they desire to do so, and to respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

The following table presents fees for professional audit services rendered by BDO Seidman, LLP for the audit of the Company’s annual financial statements for the year ended December 31, 2003 and fees billed for other services rendered by BDO Seidman, LLP during that period.

2003
Audit fees	$2,619,500
Tax fees(1)	253,500

Total fees	$2,873,000

Expenses related to audit and tax fees for the consolidated financial statements of the year ended December 31, 2002 were included in the allocation of corporate expense and were paid for by the Company’s former parent, Monster Worldwide, Inc.
(1)	Tax fees consist of the aggregate fees billed for professional services rendered by BDO Seidman, LLP for tax compliance, tax advice and tax planning (domestic and international).

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of BDO Seidman, LLP, and all such services were approved by the Audit Committee.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation of, and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent auditor.

The service request must be specific as to the particular services to be provided. If the initial assessment from the Company’s local management is favorable, the request is forwarded for review to a group whose members come from one or more of the Company’s Finance, Legal, Tax and Internal Audit departments. Requests approved by the group are aggregated and submitted to the Audit Committee in one of the following ways:

1.	Request for approval of services at a meeting of the Audit Committee; or
2.	Request for approval of services by a designated member of the Audit Committee.

The request must be made for specific services, including a description of the services to be rendered, the type of service (audit or other services) and the duration of the services.

APPROVAL OF AMENDMENT TO HUDSON HIGHLAND GROUP, INC. LONG TERM INCENTIVE PLAN

General

The Hudson Highland Group, Inc. Long Term Incentive Plan (the “Incentive Plan”) was originally adopted by the Board and approved by the then sole stockholder of the Company on March 12, 2003. On February 18, 2004, subject to stockholder approval at the Annual Meeting, the Board approved an amendment to the Incentive Plan to increase the aggregate number of shares of Common Stock available for grants under the Incentive Plan from 1,000,000 to 1,500,000 (subject to adjustment to prevent dilution in certain cases described below). As of the record date for the Annual Meeting, stock options covering an aggregate of 893,620 shares of Common Stock were outstanding (including 34,300 options contingent upon the approval by the shareholders of the proposed amendment to the Incentive Plan) and 103,875 restricted shares of Common Stock had been granted under the Incentive Plan, leaving 2,505 shares of Common Stock available for grants of additional awards under the Incentive Plan. Other than grants of stock options and restricted stock, no other awards had been made under the Incentive Plan as of the record date of the Annual Meeting. The Board of Directors approved the amendment to the Incentive Plan to allow for the issuance of additional shares of Common Stock under the Incentive Plan.

The following is a summary of the material provisions of the Incentive Plan, a copy of which is attached to this proxy statement as Annex B and is incorporated by reference. This summary is qualified in its entirety by reference to the full and complete text of the Incentive Plan.

Purpose

The purpose of the Incentive Plan is to establish a flexible vehicle through which the Company can offer equity-based compensation incentives to eligible recipients with a view toward promoting long-term financial success of the Company and enhancing stockholder value.

Administration of the Plan

The Incentive Plan must be administered by a committee of the Board. Unless the Board determines otherwise, the committee must consist of at least two members of the Board, each of whom is both a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and an “outside director” within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code. The Board serves as the committee with respect to awards made to members of the Board who are not employees of the Company or of its affiliates. The Compensation Committee (the “Committee”) administers the Incentive Plan, which, subject to the limitations of the Incentive Plan, has complete authority to:

•	select the persons to whom awards will be made under the Incentive Plan;

•	make awards to persons under the Incentive Plan and prescribe the terms and conditions of the awards, including nonsolicitation, confidentiality and mandatory dispute resolution conditions;

•	interpret and apply the provisions of the Incentive Plan and of any agreement or other document evidencing an award made under the Incentive Plan;

•	carry out any responsibility or duty specifically reserved to the Committee under the Incentive Plan; and

•	make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Incentive Plan.

The determinations, interpretations, or other actions the Committee makes or takes under the provisions of the Incentive Plan will be final and binding and conclusive for all purposes and upon all persons.

Participation

The Committee may grant awards under the Incentive Plan to any director, officer or other employee of the Company or its affiliates and to any consultant or other independent contractor who performs or will perform services for the Company or its affiliates. Approximately 260 persons are currently eligible to participate in the Incentive Plan. The number of eligible participants may increase over time based upon future growth of the Company.

Awards Under the Incentive Plan; Available Shares

The Incentive Plan authorizes the granting of (a) stock options, which may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code (“ISOs”) or non-qualified stock options; (b) stock appreciation rights (“SARs”); (c) awards of restricted stock; (d) performance-based awards; and (e) such other types of equity-based awards as the Committee may deem advisable.

The Incentive Plan, as amended, provides that up to a total of 1,500,000 shares of Common Stock (subject to adjustment as described below) will be available for the granting of awards thereunder. The aggregate maximum number of shares of Common Stock that may be issued in the form of restricted stock, performance-based awards and other equity-based awards (other than stock options) is 500,000 shares.

If (1) an award terminates or is cancelled without having been exercised or earned in full, (2) cash is delivered to the holder of an award in lieu of shares, (3) shares of restricted stock are forfeited or (4) shares are withheld in order to pay the purchase price of an award or to satisfy tax withholding obligations, then those shares will be available for the granting of new awards under the Incentive Plan.

Individual Award Limitations

Subject to adjustment in the event of specified adjustments in the Company’s capitalization, during any one calendar year, the Committee may not grant to any participant:

•	options or stock appreciation rights for more than a total of 250,000 shares of Common Stock; or

•	awards, other than options or stock appreciation rights, for more than a total of 250,000 shares of Common Stock.

The Committee may not pay any participant more than $1,000,000 with respect to any single performance-based award that is settled in cash. Multiple performance-based awards to the same individual will be subject to a single $1,000,000 limit if they are either:

•	determined by reference to performance periods of one year or less ending with or within the same fiscal year; or

•	determined by reference to one or more multi-year performance periods ending in the same fiscal year.

Adjustments Upon Changes in Capitalization

If any split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, increases or decreases the number of issued shares of Common Stock, or if a readjustment or recapitalization of the Company’s capital stock changes the character or class of shares covered by the Incentive Plan, then the following will be adjusted proportionately: the aggregate number and class of shares that may be issued under the Incentive Plan; the maximum number of shares covered by awards that may be granted to any individual in any calendar year; the number and class of shares covered by each outstanding award; and the exercise price per share.

Stock Option Awards

The Committee may grant either non-qualified stock options or ISOs to eligible participants on the terms and conditions it prescribes, provided that the Committee may only grant incentive stock options to its employees and employees of its “subsidiary corporations” within the meaning of Section 424 of the Internal Revenue Code. The Committee will set the term of each option, but no option will be exercisable more than ten years after the date it is granted. All ISOs granted under the Incentive Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code.

The Committee will determine the per share exercise price of any option it grants, but the exercise price may not be less than the fair market value of a share of Common Stock on the date the Committee grants the option. The fair market value of a share of Common Stock on any date will be equal to the closing price per share of Common Stock as reported on The Nasdaq National Market on that date. The Committee may establish vesting and other restrictions on the exercise of an option and upon the disposition of the stock acquired upon the participant’s exercise of an option. Unless the Committee establishes otherwise, during a participant’s employment with the Company or one of its affiliates, each option granted to the participant will be subject to a four-year vesting schedule, with twenty-five percent of the option vesting at the end of each of the first four years following the date of the grant.

A participant may exercise an option by payment in full of the exercise price, either (at the discretion of the Committee) in cash, certified or bank check, shares of previously acquired Common Stock or pursuant to a broker sponsored “cashless exercise” procedure approved by the Committee and permitted by law.

Unless otherwise approved by the Company’s stockholders, the Board or the Committee may not amend the terms of an option to lower its exercise price, take any other action that is treated as a repricing under generally accepted accounting principles or cancel an option at a time when its exercise price is equal to or greater than the fair market value of the underlying shares of Common Stock, in exchange for another option, restricted stock or other equity award.

Stock Appreciation Rights

A SAR granted under the Incentive Plan entitles the holder, upon exercise, to receive an amount, in cash or shares of Common Stock or a combination thereof (at the discretion of the Committee), equal to the product of (a) the number of shares with respect to which the stock appreciation right is being exercised and (b) the difference between the fair market value of a share of Common Stock on the date the participant exercises the stock appreciation right (or any other exercise price as may be specified in the award) and the exercise price per share.

The Committee may grant SARs to participants at any time in tandem with or independently from any stock option granted. The Committee may impose service or performance-based vesting conditions upon the exercise of a stock appreciation right as it deems appropriate. Unless otherwise provided, a participant may exercise a stock appreciation right granted in tandem with a stock option only at the same time and to the same extent and subject to the same conditions as the related option may be exercised. A participant’s exercise of a tandem stock appreciation right will cancel the related option for the shares of Common Stock with respect to which the stock appreciation right is exercised, and vice versa. A participant may exercise tandem stock appreciation rights only when the fair market value of the Common Stock to which it relates exceeds the option exercise price. The Committee may at any time defer delivery of any shares or cash the participant is entitled to receive as payment for a stock appreciation right.

Restricted Stock

The Committee may grant shares of restricted stock to participants in the amounts and upon the terms and conditions that it determines. The Committee will determine the purchase price payable for the shares of restricted stock under the Incentive Plan. The purchase price may be as low as zero, but will be no less than the par value of the shares covered by the restricted stock award.

Except as otherwise determined by the Committee, a participant will have with respect to his or her restricted stock all of the rights of a holder of shares of Common Stock, including the right to receive dividends, the right to vote the shares and, at the time of vesting, the right to tender the shares. The participant will not be permitted to transfer shares of restricted stock before the applicable vesting conditions are satisfied.

Performance-Based Awards

The Committee may condition the exercise, vesting or settlement of an award made under the Incentive Plan on the achievement of specified performance goals. The Committee may make awards performance-based for the award to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code.

The Committee will determine the performance period and the performance goal or goals to be achieved during any performance period. The performance goals must be expressed as an attainment of target levels or increases or reductions, as the case may be, in any one or more of the following business criteria:

•	revenue, income or earnings;

•	profits;

•	operational cash flow;

•	public or private debt;

•	earnings per share or earnings per share form continuing operations;

•	return on capital employed or on invested capital;

•	after-tax return on stockholders’ equity;

•	economic value added targets based on cash flow return;

•	fair market value of Common Stock; and

•	growth in the value of an investment in Common Stock.

The Committee will also determine whether the performance goals are achieved and the percentage of each performance-based award that the participant has earned. The Committee may reduce the amount payable for a performance-based award, but the Committee may not increase the amount.

Other Equity-Based Awards

The Committee may also grant other types of equity-based awards under the Incentive Plan, including the grant of phantom stock awards, stock bonus awards, restricted stock unit awards and dividend equivalent awards. In addition, the Committee may also grant or offer for sale unrestricted shares of Common Stock. The Committee may determine the amounts and the terms and conditions of the other equity-based awards. The other equity-based awards may involve the transfer of actual shares of Common Stock to participants, or the payment in cash or otherwise of amounts based on the value of shares of Common Stock.

Limits on Transfer of Awards

Except as otherwise provided by the Committee, no award granted under the Incentive Plan may be transferred by any participant, other than on the participant’s death to a beneficiary designated by the participant in a manner acceptable to the Committee, or, if no designated beneficiary survives the participant, pursuant to the participant’s will or by the laws of descent and distribution. All stock options and stock appreciation rights will be exercisable during the participant’s lifetime only by such participant. A participant may transfer tandem stock appreciation rights only with the underlying stock option. A participant may not transfer shares of restricted stock before the shares have vested and are free of any restrictions under the Incentive Plan. Any attempt to transfer any award in violation of the Incentive Plan or law will be void. The Committee may, however, determine that a non-qualified stock option is transferable in whole or in part.

Termination of Employment

The following rules apply with respect to vesting and exercise of awards held by a participant at the time of his or her termination of employment or other service with the Company and its affiliates, unless otherwise determined by the Committee at the grant, or, if the participant’s rights are not reduced, after the grant.

Stock Options and Stock Appreciation Rights.

Death. If a participant’s employment terminates by reason of his or her death, then any stock option or stock appreciation right held by the participant will become fully exercisable and may be exercised by the participant’s beneficiary within one year from the date of death or until the earlier expiration of the award.

Disability. If a participant’s employment terminates by reason of his or her disability, then the participant’s beneficiary may exercise any stock option or stock appreciation right held by the participant, to the extent exercisable at termination, within one year of the termination or until the earlier expiration of the award. Any stock option or stock appreciation right held by the participant on the date of termination that was not yet exercisable will immediately terminate.

For Cause. If a participant’s employment terminates for “cause” (as defined in the Incentive Plan), then any stock option or stock appreciation right held by the participant shall terminate immediately.

Other Reason. If a participant’s employment is terminated other than for death, disability or “cause,” then a participant may exercise any stock option or stock appreciation right held by the participant, to the extent exercisable on the termination date, within six months from the termination date or the earlier expiration of the award. Any stock option or stock appreciation right held by the participant that was not yet exercisable will immediately terminate.

Restricted Stock. If a participant’s employment is terminated for any reason or no reason, then the participant will automatically forfeit all of his or her shares of restricted stock that have not yet become fully vested, unless otherwise determined by the Committee.

Performance-Based Awards. If a participant’s employment is terminated for any reason or no reason, then the participant’s outstanding performance-based awards will immediately expire, unless otherwise determined by the Committee. The participant will not be entitled to receive any amount in respect of the performance period or cycle during which the participant’s employment terminated.

Other Equity-Based Awards. If a participant’s employment is terminated for any reason or no reason, then rules similar to those relating to restricted stock will apply in connection with other equity-based awards granted under the Incentive Plan that have not yet vested and/or is contingent upon future performance of services.

Change in Control

If, in connection with a “change in control” (as defined in the Incentive Plan) of the Company, the Company’s stockholders receive capital stock of another corporation (the “exchange stock’) in exchange for their shares of Common Stock, and if the Board so directs, then all outstanding options and stock appreciation rights will be converted into options to purchase, or stock appreciation rights covering, the shares of the exchange stock. The Company will determine the number of shares and the exercise price under the converted options and stock appreciation rights by adjusting the number of shares and exercise price on the same basis as the number of shares of exchange stock that the holders of Common Stock will receive in connection with the “change in control.” Unless the Board otherwise determines, the vesting conditions for the converted options and stock appreciation rights will be substantially the same as the vesting conditions in the original option or stock appreciation right agreement.

If the Board does not direct the conversion of outstanding options or stock appreciation rights in connection with a “change in control,” then all participants may exercise their outstanding options and stock appreciation rights prior to the “change in control,” in whole or in part and whether or not vested or exercisable. Any outstanding options and stock appreciation rights that are not exercised by a participant before the “change in control” will terminate upon the “change in control.”

Amendment and Termination of the Plan

The Board may amend, suspend or terminate the Incentive Plan at any time. The Board, however, may not amend the Incentive Plan without stockholder approval if:

•	the amendment increases the number of shares that may be issued under the Incentive Plan or pursuant to any limitations on individual participants, except in the event of a change in the Company’s capitalization;

•	the amendment expands the class of persons eligible to participate under the Incentive Plan;

•	stockholder approval is required by the Internal Revenue Code or any rules promulgated thereunder; or

•	stockholder approval is required by the listing requirements of The Nasdaq National Market or any principal securities exchange or market on which Common Stock is then traded.

Any amendment or termination of the Incentive Plan may not affect the rights of any participant under any award previously granted under the Incentive Plan without the participant’s consent.

Term of the Plan

The Incentive Plan will terminate on March 12, 2013. The rights of participants with respect to an unexpired award at the time of the Incentive Plan’s termination will not be affected solely by reason of the termination, and will continue after the Incentive Plan terminates in accordance with the terms of the award and the Incentive Plan.

U.S. Federal Income Tax Considerations

This summary of some of the significant U.S. federal income tax consequences of incentive stock options, non-qualified options, stock appreciation rights, shares of restricted stock and performance-based awards under the Incentive Plan is not a complete discussion of all the federal income tax aspects of the Incentive Plan and does not include any discussion of state, local or foreign income or other tax laws.

Incentive Stock Options. The grant of an incentive stock option under the Incentive Plan will create no income tax consequences to a participant or to the Company. In addition, a participant will not recognize income or gain as a result of exercise of an incentive stock option, except that the alternative minimum tax may apply. Except as described below, any gain or loss the participant realizes on the disposition of Common Stock acquired pursuant to the exercise of an incentive stock option will be treated as a long-term capital gain or loss, and the Company will not be allowed a deduction with respect to the grant or exercise of the incentive stock option. If the participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the date of exercise, then the disposition of the shares will be a disqualifying disposition and the participant will recognize ordinary income at the time of the disposition equal to the lesser of:

•	the gain realized on the disposition or

•	the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain the participant realizes over the fair market value at the time of exercise will be treated as a capital gain. This capital gain will be a long-term capital gain if the Common Stock has been held for more than one year from the date of exercise, otherwise the capital gain will be short-term capital gain. If the amount realized is less than the exercise price, then the difference will be treated as a short-term or long-term capital loss, depending on the participant’s holding period.

Non-Qualified Options. The grant of a non-qualified option under the Incentive Plan will create no income tax consequences to the participant or to the Company. However, the participant will recognize ordinary compensation income, or self-employment income if the participant is a non-employee director, when the option is exercised. The participant will treat as ordinary income the amount by which the fair market value of acquired Common Stock, determined at the time income is recognized, exceeds the exercise price. The Company generally will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. If a participant subsequently disposes of Common Stock acquired through exercise of a non-qualified option, then the participant will recognize capital gain or loss to the extent that the amount realized upon disposition differs from the tax basis of the Common Stock. This capital gain or loss will be short-term or long-term gain or loss, depending on the length of time the participant held the shares after the exercise date.

Stock Appreciation Rights. The grant of a stock appreciation right will create no income tax consequences for the participant or the Company. When a participant exercises a stock appreciation right, the participant will recognize ordinary compensation income equal to the amount of any cash and the fair market value of any shares of Common Stock or other property received, except that if the participant receives an option or shares of restricted stock upon exercise of a stock appreciation right, recognition of income may be deferred in accordance with the rules applicable to such other awards. The Company generally will be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

Restricted Stock. A participant will not recognize income at the time an award of restricted stock is made under the Incentive Plan unless he or she makes the election described below. If a participant does not make this election, then the participant will recognize ordinary compensation income when all applicable restrictions lapse. The amount of income recognized equals the fair market value on the date the restrictions lapse reduced by the amount, if any, paid by the participant for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the end of the applicable restriction period will result in capital gain or loss, which will be long-term or short-term, depending on the length of time the shares of restricted stock are held after the end of the applicable restriction period. Dividends paid in cash and received by a participant before the end of the applicable restriction period will constitute ordinary compensation income to the participant. The Company generally will be entitled to a corresponding deduction for these dividends. Any dividends the Company pays in stock will be treated as an award of additional shares of restricted stock subject to the tax treatment described herein.

A participant may, within thirty days after the date of the award of restricted stock, elect to recognize ordinary compensation income on the date of the award in an amount equal to the fair market value of the restricted stock on the date of the award reduced by the amount, if any, the participant pays for the restricted stock. The Company generally will be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the election is made, then any cash dividends received with respect to the restricted stock will be treated as dividend income to the participant in the year of payment, to the extent of the Company’s earnings and profits, and will not be deductible by the Company. Any otherwise taxable disposition of the restricted stock, other than by forfeiture, will result in capital gain or loss, which will be long-term or short-term, depending on the holding period, which starts the day after the grant date. If the participant elects to recognize income at the date of the award and then subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss except to the extent of the amount, if any, the participant paid for the restricted stock. However, the Company is required to include as ordinary income the amount of the deduction the Company originally claimed with respect to the forfeited shares.

Performance Shares. The grant of performance shares will create no income tax consequences for the participant or the Company. Upon the receipt of shares of Common Stock at the end of the applicable performance period, the participant will recognize ordinary compensation income equal to the fair market value of the shares of Common Stock received, except that if the participant receives shares of restricted stock in payments of performance shares, recognition of income may be deferred in accordance with the rules applicable to restricted stock. In addition, the participant will recognize ordinary compensation income equal to the dividend equivalents paid on performance shares prior to or at the end of the performance period. The Company will be entitled to a deduction in the same amount and at the same time as income is recognized by the participant.

New Plan Benefits

On February 18, 2004, the Compensation Committee, subject to stockholder approval at the Annual Meeting, granted options to purchase 34,300 shares of Common Stock to employees of the Company who are not executive officers under the Incentive Plan, as amended. Except for those grants, the Company cannot currently determine the number or type of awards that may be granted to eligible participants under the Incentive Plan, as amended, in the future. Such determinations will be made from time to time by the Committee.

During 2003, the Committee approved grants of stock options and restricted stock to executive officers and stock options to non-employee directors that are not subject to stockholder approval of the proposed amendment to the Incentive Plan. See “Executive Compensation” and “Board of Directors and Corporate Governance-Directors Compensation.”

On March 10, 2004, the closing price per share of Common Stock on the Nasdaq National Market was $24.84.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for approval of the proposed amendment to the Incentive Plan. Consequently, broker non-votes will have no impact on the approval of the proposed amendment to the Incentive Plan, but abstentions will act as a vote against approval of the proposed amendment. Unless otherwise specified, the proxies solicited hereby will be voted in favor of the above proposal. In the event that the proposed amendment to the Incentive Plan is not approved by the stockholders at the Annual Meeting, the Incentive Plan (except for the proposed amendment) will remain in full force and effect.

THE BOARD RECOMMENDS EACH STOCKHOLDER VOTE “FOR” THE PROPOSED AMENDMENT TO THE INCENTIVE PLAN. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” SUCH AMENDMENT.

APPROVAL OF AMENDMENT TO HUDSON HIGHLAND GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

General

The Hudson Highland Group, Inc. Employee Stock Purchase Plan (the “Purchase Plan”) was originally adopted by the Board and approved by the then sole stockholder of the Company on March 12, 2003. On February 18, 2004, subject to stockholder approval at the Annual Meeting, the Board approved an amendment to the Purchase Plan to increase the aggregate number of shares of Common Stock available for purchase under the Purchase Plan from 160,000 to 660,000 (subject to adjustment to prevent dilution in certain cases described below). As of the record date for the Annual Meeting, 99,425 shares of Common Stock had been purchased under the Purchase Plan, leaving 60,575 shares of Common Stock available for additional purchases under the Purchase Plan. The Board of Directors approved the amendment to the Purchase Plan to allow for the purchase of additional shares under the Purchase Plan.

The following is a summary of the material provisions of the Purchase Plan, a copy of which is attached to this proxy statement as Annex C and is incorporated by reference. This summary is qualified in its entirety by reference to the full and complete text of the Purchase Plan.

Purpose

The Purchase Plan gives the Company’s employees the opportunity to purchase Common Stock at a 15% discount from its fair market value. The purpose of the Purchase Plan is to provide an opportunity for employees of the Company and its participating affiliates to purchase shares of Common Stock and thereby share in the ownership of the Company.

Administration of the Plan

The Purchase Plan must be administered by the Compensation Committee (“the Committee”). Subject to the provisions of the Purchase Plan, the Committee, among other functions, has the authority to establish the terms and conditions for grants of purchase rights and adopt such rules or regulations that may be necessary or advisable for the operation of the Purchase Plan.

The Committee’s determinations as to the interpretation and operation of the Purchase Plan are final and conclusive. In exercising its powers under the Purchase Plan or any other similar employee stock purchase plan the Company may establish for employees located in foreign jurisdictions, the Committee may adopt special or different rules, procedures or sub-plans with respect to the Purchase Plan including rules which allow employees of any foreign participating affiliate to participate in the Purchase Plan.

Stock Subject to the Plan

The Purchase Plan, as amended, provides that the Company may issue up to 660,000 shares of Common Stock pursuant to options granted under the Purchase Plan or any other similar employee stock purchase plan that the Company establishes for employees located in foreign jurisdictions (subject to adjustment as described below). If any option granted under the Purchase Plan terminates, then the shares not purchased under the option will again be available for issuance under the Purchase Plan.

Adjustments in Capitalization

If any change in corporate capitalization such as a stock split or corporate transaction such as a merger, consolidation, separation (including a spin-off), other distribution of the Company’s stock or property or any reorganization or any partial or complete liquidation of the Company affects the shares of Common Stock such that an adjustment is appropriate, then the Committee will generally have the authority to adjust:

•	the number and class of shares subject to the Purchase Plan;

•	the number, class and price of shares available for purchase under the Purchase Plan; and

•	the number of shares subject to individual participant limitations.

Eligibility

Any active employee of the Company or of a participating affiliate is eligible to participate in the Purchase Plan, subject to administrative rules that the Committee may establish. The employee’s employment must also meet requirements for length of employment as required by Section 423 of the Internal Revenue Code.

For purposes of offering periods, which will begin on January 1 and end on December 31 of each year, an employee must be employed by the Company or a participating affiliate for at least 90 days before the first day of the offering period and regularly work at least 20 hours per week to be eligible to participate in the Purchase Plan (although employees working less than 20 hours per week will be eligible to participate in the Purchase Plan if they reside in a foreign jurisdiction where such eligibility is legally required). Employee participation in the Purchase Plan is entirely voluntary.

Unless an employee’s participation is required as a matter of local law or regulation, the Purchase Plan provides that no employee may be granted options to purchase shares of Common Stock under the Purchase Plan that could result in the employee (1) owning, and/or holding options to purchase, 5% or more of the total combined voting power or value of all classes of stock of the Company, or any parent or subsidiary, or (2) having rights to purchase stock under all employee stock purchase plans of the Company that accrue at a rate that exceeds $25,000 in fair market value of the Common Stock (determined at the time of grant of an option) for each calendar year in which such purchase rights are outstanding.

Grant of Options

At the time that an eligible employee enrolls in the Purchase Plan, he or she becomes a Purchase Plan participant. An employee’s enrollment in the Purchase Plan constitutes a grant by the Company to the participant of an option to purchase shares of Common Stock pursuant to the Purchase Plan. The option gives the participant the right to purchase shares of Common Stock on the purchase date, which is defined as the last day within a purchase period that the Nasdaq National Market is open for trading. The Committee may designate the length and timing of the purchase period, so long as each period does not end later than five years from the date an option is granted, if the purchase price is to be at least 85% of the fair market value of the shares on the purchase date, or, otherwise, twenty-seven months from the grant date.

The Committee has determined that there will be two purchase periods per offering period, with the first purchase period beginning January 1 and ending June 30 of any offering period, and the second purchase period beginning July 1 and ending December 31 of any offering period. However, the Committee may designate, for certain participants outside the U.S., a different purchase period or offering period as designated by the Committee to accommodate local laws and regulations.

The number of shares of Common Stock that a participant can purchase under the option equals the number of shares that the funds accumulated in the participant’s account as of the purchase date will purchase at a price equal to 85% of the stock’s fair market value on the option’s grant date or on the purchase date, whichever is lower unless otherwise determined (this will be the purchase price). For purposes of determining the number of shares purchased, the stock’s fair market value is generally the closing sale price of a share of Common Stock on the Nasdaq National Market on the applicable date.

The Committee may, however, limit the number of shares that a participant may purchase in any purchase period. In addition, the Committee will not grant any participant an option under the Purchase Plan that would permit the participant to purchase shares under the Purchase Plan in any calendar year with a fair market value in excess of $25,000 (determined at the time of grant of an option).

As of the purchase date, any outstanding option granted to a participant under the Purchase Plan will be deemed to have been exercised on the purchase date for the number of whole and fractional shares that the funds accumulated in the participant’s account as of the purchase date will purchase at the applicable purchase price.

Limits on Transfer of Awards

Each option granted under the Purchase Plan will be exercisable during a participant’s lifetime only by the participant. A participant may not assign, transfer, pledge or otherwise dispose of any amounts credited to a participant’s account or any rights with respect to the exercise of an option or to receive shares under the Purchase Plan, other than by will, by designation of a beneficiary, or by the laws of descent and distribution.

Termination of Employment

A participant’s participation in the Purchase Plan terminates immediately if the participant ceases to be actively employed by the Company or a participating affiliate for any reason whatsoever, or if the participant ceases to be an eligible employee pursuant to the terms of the Purchase Plan. The participant’s outstanding options will terminate at the time of his or her termination of participation.

Change in Control

In the event of a “change in control” (as defined in the Purchase Plan) of the Company, the acquiring or surviving corporation may, without the consent of the participants, assume the Company’s rights and obligations under the Purchase Plan. If the acquiring or surviving corporation chooses not to assume the Company’s rights and obligations under the Purchase Plan, then the purchase date of the then current purchase period will be accelerated to a date before the date of the change in control. The number of shares of stock subject to outstanding options will not be adjusted. All options which are not assumed by the acquiring or surviving corporation or exercised as of the date of the change in control will terminate and cease to be outstanding.

Amendment and Termination of the Plan

The Board may amend, suspend or terminate the Purchase Plan at any time. However, the Purchase Plan may not be amended in a way that will cause the Code Section 423 portion of the Purchase Plan to fail to meet the requirements of Section 423 of the Internal Revenue Code. In addition, the Board may not amend the Purchase Plan without stockholder approval if:

•	stockholder approval is required by the Internal Revenue Code, any rules promulgated thereunder or any securities laws; or

•	stockholder approval is required by the listing requirements of the Nasdaq National Market or any principal securities exchange or market on which Common Stock is then traded.

Duration of Plan

The Purchase Plan will remain in effect until all shares of Common Stock subject to the Purchase Plan have been purchased or acquired, unless the Board terminates the Purchase Plan prior to that time.

U.S. Federal Income Tax Considerations

This summary of some of the significant U.S. federal income tax consequences of the Purchase Plan is not a complete discussion of all the federal income tax aspects of the Purchase Plan and does not include any discussion of state, local, or foreign income or other tax laws in this section.

The Purchase Plan is intended, in part, to be an “employee stock purchase plan” within the meaning of Internal Revenue Code Section 423, or a “Section 423 plan.” The following discussion of U.S. federal tax consequences presumes the participant is purchasing shares under the Section 423 portion of the Purchase Plan. If the participant is subject to U.S. federal income tax and is purchasing shares under the non-Code Section 423 portion of the Purchase Plan, then he or she may be taxed at the ordinary income tax rates on the discount at the time of purchase. As a Section 423 plan, a participant does not report taxable income either when his or her participation in the Purchase Plan begins or when he or she purchases shares of Common Stock on any purchase date. A participant may, however, have taxable income in the year in which he or she sells the shares purchased under the Purchase Plan.

In general, upon a sale of the stock, participants in the Purchase Plan will recognize ordinary income for some or all of the purchase price discount, and will recognize a capital gain or loss for the difference between their basis in the stock and the proceeds from the sale. The specific tax consequences to a participant will depend on whether the participant satisfies the “holding period requirement.” A participant satisfies the holding period requirement if the sale of stock is (i) at least two years after the date the option to purchase the shares was granted and (ii) more than one year after the purchase date. The Company is permitted to take a deduction for the amount reported to the participant as ordinary income.

The Company will deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to any taxable event arising as a result of the Purchase Plan.

New Plan Benefits

The Company cannot currently determine the number of shares of Common Stock that eligible participants under the Purchase Plan may purchase in the future.

On March 10, 2004, the closing price per share of Common Stock on the Nasdaq National Market was $24.84.

Vote Required

The affirmative vote of the holders of a majority of the shares having voting power present in person or represented by proxy at the Annual Meeting (assuming a quorum is present) is required for approval of the proposed amendment to the Purchase Plan. Consequently, broker non-votes will have no impact on the approval of the proposed amendment to the Purchase Plan, but abstentions will act as a vote against approval of the proposed amendment. Unless otherwise specified, the proxies solicited hereby will be voted in favor of the above proposal. In the event that the proposed amendment to the Purchase Plan is not approved by the stockholders at the Annual Meeting, the Purchase Plan (except for the proposed amendment) will remain in full force and effect.

THE BOARD RECOMMENDS EACH STOCKHOLDER VOTE “FOR” THE PROPOSED AMENDMENT TO THE PURCHASE PLAN. SHARES OF COMMON STOCK REPRESENTED BY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED “FOR” SUCH AMENDMENT.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information on the Company’s existing equity incentive plans as of December 31, 2003.

	Number of shares to be issued upon exercise of outstanding options	Weighted average exercise price of outstanding options	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in Column A)
	A	B	C
Equity Compensation Plans approved by stockholders:
Long Term Incentive Plan	887,300	$14.72	20,325
Employee Stock Purchase Plan	—	—	61,086
Equity Compensation Plans not approved by stockholders	—	—	—

Total	887,300		81,411

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers to file reports concerning their ownership of Company equity securities with the Securities and Exchange Commission and the Company. Based solely on a review of the copies of such forms furnished to the Company, or written representations that no Form 5 was required to be filed, the Company believes that, during the fiscal year ended December 31, 2003, all of its directors and executive officers complied with the Section 16(a) filing requirements.

MISCELLANEOUS

Stockholder Proposals

Proposals which stockholders of the Company intend to present at and have included in the Company’s proxy statement for the 2005 annual meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”), must be received at the offices of the Company by the close of business on November 22, 2004. In addition, a stockholder who intends to present business other than pursuant to Rule 14a-8 at the 2005 annual meeting (including, nominating persons for election as directors) must comply with the requirements set forth in the Company’s By-Laws. Among other things, to bring business before an annual meeting, a stockholder must give written notice thereof, complying with the By-Laws, to the Secretary of the Company not less than 45 days and not more than 75 days prior to the first anniversary of the date on which the Company first mailed proxy materials for the preceding year’s annual meeting (subject to certain exceptions if the annual meeting is advanced or delayed a certain number of days). Under the By-Laws, if the Company does not receive notice of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 (i.e., proposals stockholders intend to present at the 2005 annual meeting but do not intend to include in the Company’s proxy statement for such meeting) prior to February 5, 2005, then the notice will be considered untimely and the Company will not be required to present such proposal at the 2005 annual meeting. If the Board chooses to present such proposal at the 2005 annual meeting, then the persons named in proxies solicited by the Board for the 2005 annual meeting may exercise discretionary voting power with respect to such proposal.

Other Matters

The cost of soliciting proxies will be borne by the Company. In addition to soliciting proxies by mail, proxies may be solicited personally, by telephone or by electronic communication by certain officers and other employees of the Company. The Company will reimburse brokers and other nominees for their reasonable expenses in communicating with the persons for whom they hold Common Stock. The Company has retained Georgeson Shareholder Communications to aid in the solicitation at an estimated cost of $10,000 plus reimbursable out-of-pocket expenses.

Pursuant to the rules of the Securities and Exchange Commission, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s annual report to stockholders and proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to stockholders and/or proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Stockholders may notify the Company of their requests by calling or writing Latham Williams, Corporate Secretary, Hudson Highland Group, Inc., 622 Third Avenue, 38th Floor, New York, New York 0017.

By Order of the Board of Directors

HUDSON HIGHLAND GROUP, INC.

Latham Williams

Corporate Secretary

March 22, 2004

ANNEX A

HUDSON HIGHLAND GROUP, INC.

CHARTER OF THE AUDIT COMMITTEE

(As Adopted May 6, 2003

Revised February 18, 2004)

Statement of Purpose

The Audit Committee is appointed by the Board of Directors to assist the Board in monitoring (a) the integrity of the financial statements of the Company, (b) the independent auditors’ qualifications and independence, (c) the performance of the Company’s internal audit function and independent auditors and (d) the compliance by the Company with legal and regulatory requirements. The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

The Committee is also responsible for preparing the report of the Audit Committee required by the Securities and Exchange Commission (the “SEC”) to be included in the Company’s proxy statement for its annual meeting of stockholders.

Committee Membership and Qualifications

The Committee shall consist of at least three members of the Board of Directors. The members of the Committee shall meet the independence and experience requirements of The Nasdaq Stock Market, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC. At least one member of the Committee must be an “audit committee financial expert” as defined by the SEC. Members of the Committee shall not simultaneously serve on audit committees of more than two other public companies without the prior consent of the Board of Directors.

Appointment and Removal of Committee Members

The members of the Committee shall be appointed by the Board of Directors annually or as necessary to fill vacancies on the recommendation of the Company’s Nominating and Governance Committee. Each member shall serve until his or her successor is duly elected and qualified or until such member’s earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairperson

The Chairperson of the Committee shall be appointed by the Board of Directors upon recommendation of the Nominating and Corporate Governance Committee and in consultation with the Chairman of the Board of Directors. The Chairperson will chair all regular sessions of the Committee and, in consultation with the Company’s Chief Financial Officer, set the agenda for Committee meetings.

Meetings

The Committee shall meet at least quarterly, or more frequently as circumstances dictate. Any member of the Committee may call meetings of the Committee.

The Committee shall meet regularly in executive session, without Company management present. The Committee shall also meet regularly with the internal auditing department, the independent auditors, and as a Committee. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

Responsibilities and Duties

The Committee shall have the sole authority to appoint, retain and terminate the Company’s independent auditors. The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditors shall report directly to the Committee.

The Committee shall preapprove (which preapproval may be pursuant to preapproval policies and procedures established by the Committee provided such policies and procedures are detailed as to the particular service and do not include delegation of the Committee’s responsibilities to management) all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may delegate authority to grant preapprovals of audit and permitted non-audit services to one or more of its members, provided that decisions of such member or members to grant preapprovals shall be presented to the full Committee at its next scheduled meeting. Except as specified in the preceding sentence, the Committee shall have no authority to delegate its responsibilities and duties to a subcommittee of its members.

The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditors for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.

In carrying out these responsibilities and duties, the Committee will:

Review Procedures

1.1. Review and reassess the adequacy of this Charter at least annually in consultation with the Nominating and Governance Committee. Submit the Charter to the Board of Directors for approval and have the Charter published in the proxy statement in accordance with SEC regulations.

1.2. Review and discuss with management and the independent auditors the Company’s annual audited financial statements and the independent auditors’ report thereon, including disclosures made in management’s discussion and analysis, contained in the Company’s Form 10-K and annual report to stockholders prior to the filing or distribution thereof. As part of the review process, the Committee will recommend to the Board of Directors whether the audited financial statements should be included in the Company’s Form 10-K.

1.3. Review and discuss with management and the independent auditors the quarterly and annual earnings press releases (including a review of any use of “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

1.4. Review and discuss with management and the independent auditors the Company’s Form 10-Qs and Form 10-Ks, including disclosures made in management’s discussion and analysis as well as the results of the independent auditors’ review of the quarterly financial statements.

1.5. In consultation with the management, the independent auditors and the internal auditors, consider the integrity of the Company’s financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures, including the Company’s risk assessment and risk management policies. Review significant findings prepared by the independent auditors and the internal auditing department together with management’s responses.

1.6. Discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements and any major issues regarding accounting principles and financial statement presentation, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies.

1.7. Review and discuss quarterly reports from the independent auditors on:

•	All critical accounting policies and practices to be used.

•	All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors.

•	Other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

1.8. Discuss with management and the independent auditors the effect of accounting and regulatory initiatives as well as off-balance sheet arrangements, if any, on the Company’s financial statements.

1.9. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties or problems encountered in the course of the audit work and management’s response thereto, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

1.10. Review disclosures made to the Committee by the Company’s Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting or any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

1.11. As and when required by SEC rules, obtain, on a quarterly basis, reports from management regarding its evaluation of the Company’s disclosure controls and procedures and internal control over financial reporting.

1.12. As and when required by SEC rules, obtain, on an annual basis, the independent auditors’ attestation report on management’s assessment of the Company’s internal control over financial reporting.

Independent Auditors

1.13. Review the performance of the independent auditors.

1.14. Approve all audit engagement fees and terms and other significant compensation to be paid to the independent auditors.

1.15. On an annual basis, review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors’ independence.

1.16. Review the independent auditors’ audit plan prior to the commencement of the audit and discuss audit scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

1.17. Consider the independent auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

1.18. Obtain and review a report from the independent auditors at least annually regarding (a) the independent auditors’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Company. Evaluate the qualifications, performance and independence of the independent auditors, including considering whether the auditors’ quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board of Directors.

1.19. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

1.20. Set clear policies for the hiring by the Company of employees or former employees of the independent auditors who participated in any capacity in the audit of the Company.

Internal Audit Department

1.21. Review and approve the internal audit function of the Company, including independence and the proposed audit plans for the coming year.

1.22. Review the budget, any changes in plan, activities, organizational structure, and qualifications of the internal audit department, as needed.

1.23. Review the appointment, performance, replacement, reassignment or dismissal of the internal audit manager.

1.24. Review reports prepared by the internal audit department together with management’s response and follow-up to these reports.

Compliance Oversight

1.25. Advise the Board of Directors with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and the Company’s codes of ethics and compliance. Annually review a summary of director and officer related party transactions and potential conflicts of interest.

1.26. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Other Committee Responsibilities

1.27. Report regularly to the Board of Directors (i) following meetings of the Committee, (ii) with respect to such other matters as are relevant to the Committee’s discharge of its responsibilities and (iii) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Committee’s Chairperson or any other member of the Committee designated by the Committee to make such report.

1.28. Maintain minutes or other records of meetings and activities of the Committee.

Annual Performance Evaluation

The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee, including by reviewing the compliance of the Committee with this Charter. The Committee shall conduct such evaluations and reviews in such manner as it deems appropriate.

Limitation of Committee’s Role

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

ANNEX B

HUDSON HIGHLAND GROUP, INC.

LONG TERM INCENTIVE PLAN

(Adopted March 12, 2003

As Amended February 18, 2004)

1. General.

(a) Purpose. The purpose of the Hudson Highland Group, Inc. Long Term Incentive Plan (the “Plan”) is to establish a flexible vehicle through which Hudson Highland Group, Inc., a Delaware corporation (the “Company”), can offer equity-based compensation incentives to eligible recipients with a view toward promoting the long-term financial success of the Company and enhancing stockholder value.

(b) Types of Awards. Awards under the Plan may be in the form of any one or more of the following: (i) stock options, including options intended to qualify as “incentive stock options” (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”) and options which do not qualify as ISOs (“NQSOs”), described in Section 5; (ii) stock appreciation rights (“SARs”) described in Section 6; (iii) awards of restricted stock described in Section 7; (iv) performance-based awards described in Section 8; and (v) such other types of equity-based awards described in Section 9 as the Committee (as defined below) deems advisable.

(c) Stock Covered by Awards. Awards made under the Plan will be made in the form of or with reference to shares of the Company’s common stock, $.001 par value (“Common Stock”). Shares of Common Stock available for issuance under the Plan may be either authorized and unissued or held by the Company in its treasury. No fractional shares of Common Stock will be delivered under the Plan.

(d) Documentation of Awards. Each award made under the Plan will be evidenced by a written agreement or other written instrument the terms of which will be established by the Committee. To the extent not inconsistent with the provisions of the Plan, the written agreement or other instrument evidencing an award will govern the rights and obligations of the parties with respect to the award.

2. Administration.

(a) Committee. The Plan will be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”) or such other committee or subcommittee thereof appointed by the Board from time to time (the “Committee”); provided, however, that the Board will serve as the Committee with respect to awards made to members of the Board who are not employees of the Company or its affiliates. Unless the Board determines otherwise, each member of the Committee will be a “non-employee director” within the meaning of Rule 16b-3 issued under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and an “outside director” within the meaning of Section 162(m)(4)(C)(i) of the Code and the applicable Treasury regulations thereunder. If for any reason any member of the Committee does not qualify as a “non-employee director” or as an “outside director,” such non-qualification will not affect the validity of the awards, interpretations or other actions of the Committee.

(b) Authority of Committee. Subject to the limitations of the Plan, the Committee, acting in its sole and absolute discretion, will have full power and authority to: (i) select the persons to whom awards will be made under the Plan; (ii) make awards to such persons and prescribe the terms and conditions of such awards (including, without limitation, nonsolicitation, confidentiality and mandatory dispute resolution conditions); (iii) interpret and apply the provisions of the Plan and of any agreement or other document evidencing an award made under the Plan; (iv) carry out any responsibility or duty specifically reserved to the Committee under the Plan; and (v) make any and all determinations and interpretations and take such other actions as may be necessary or desirable in order to carry out the provisions, intent and purposes of the Plan. A majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent. The decision of the Committee as to any disputed question, including questions of construction, interpretation and administration, will be final and conclusive on all persons.

(c) Indemnification. The Company will indemnify and hold harmless each member of the Committee and any employee or director of the Company or an affiliate to whom any duty or power relating to the administration or interpretation of the Plan is delegated from and against any loss, cost, liability (including any sum paid in settlement of a claim with the approval of the Board), damage and expense (including legal and other expenses incident thereto) arising out of or incurred in connection with the Plan, unless and except to the extent attributable to such person’s fraud or willful misconduct.

3. Participation. Awards may be granted under the Plan to any member of the Board (whether or not an employee of the Company or an affiliate), to any officer or other employee of the Company or an affiliate and to any consultant or other independent contractor who performs or will perform services for the Company or an affiliate. In selecting participants and determining the nature and terms of awards made under the Plan, the Committee may give consideration to the functions and responsibilities of a potential recipient, his or her previous and/or expected contributions to the business of the Company or its affiliates and such other factors as the Committee deems relevant under the circumstances.

4. Limitations on Awards under the Plan.

(a) Aggregate Number of Shares. Subject to adjustment as provided in Section 13 below, the maximum number of shares of Common Stock that may be issued under the Plan is 1,500,000, provided, however, that the aggregate maximum number of shares of Common Stock that may be issued under the Plan pursuant to Sections 7, 8 and 9 below is 500,000. In determining the number of shares that remain issuable under the Plan at any time after the date the Plan is adopted, the following shares will be deemed not to have been issued (and will be deemed to remain available for issuance) under the Plan: (i) shares remaining under an award that terminates or is canceled without having been exercised or earned in full; (ii) shares subject to an award where cash is delivered to the holder of the award in lieu of such shares; (iii) shares of restricted stock that are forfeited in accordance with the terms of the applicable award; and (iv) shares that are withheld in order to pay the purchase price of an award or to satisfy the tax withholding obligations associated with an award.

(b) Individual Award Limitations. Subject to adjustment as provided in Section 13 below, (i) the maximum number of shares of Common Stock for which stock options or SARs may be granted under the Plan to any person in any calendar year shall be 250,000, and (ii) the aggregate maximum number of shares of Common Stock subject to awards, other than options or SARs, that may be granted under the Plan to any person in any calendar year shall be 250,000. Subject to these limitations, each person eligible to participate in the Plan will be eligible in any year to receive awards covering up to the full number of shares of Common Stock then available for awards under the Plan. No more than $1,000,000 may be paid to any individual with respect to any single performance-based award covered by Section 8 which is settled in cash. In applying this limitation, multiple performance-based awards to the same individual will be subject to a single $1,000,000 limit if they are either (i) determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company, or (ii) determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company (in each instance, determined without regard to any amounts paid as a result of the acceleration of the ending date of a performance period or of the vesting of such an award arising in connection with the individual’s termination of employment or other service or a Change in Control (as defined below)).

5. Stock Options.

(a) ISOs and NQSOs. Subject to the provisions hereof, the Committee may grant ISOs and NQSOs to eligible personnel to purchase shares of Common Stock upon such terms and conditions as the Committee deems appropriate, provided that the Committee may only grant ISOs to employees of the Company and its “subsidiary corporations” within the meaning of Section 424 of the Code.

(b) Exercise Price. The exercise price per share of Common Stock covered by an option granted pursuant to this Section 5 will be determined by the Committee when the option is granted. The exercise price per share of Common Stock covered by an option must be at least equal to the Fair Market Value (as defined below) per share of Common Stock on the date the option is granted (or, in the case of an ISO granted to an optionee who, at the time the option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its “subsidiary corporations” within the meaning of Section 424 of the Code, 110% of the Fair Market Value per share of Common Stock on the date the option is granted).

(c) Option Period. Except as otherwise provided herein, if not previously exercised or terminated, all such options will expire ten years after the date the option is granted (or, in the case of an ISO granted to a ten percent stockholder described in Section 424 of the Code, five years).

(d) Vesting Conditions. The Committee may establish such vesting and other restrictions on the exercise of an option and/or upon the disposition of the stock acquired upon the exercise of an option as it deems appropriate. Unless the Committee prescribes otherwise, during an optionee’s employment or service with the Company or an affiliate, each option granted pursuant to this Section 5 will be subject to a four-year vesting schedule pursuant to which, unless sooner terminated or accelerated, the option will become vested as to 25% of the shares originally covered thereby at the end of each of the first four years following the date of grant.

(e) Exercise of Options. An option may be exercised by transmitting to the Company (i) a notice specifying the number of shares to be purchased and (ii) payment of the exercise price. The Committee may establish such rules and procedures as it deems appropriate for the exercise of options under the Plan, including, without limitation, procedures for telephonic exercise. The exercise price of shares of Common Stock acquired pursuant to the exercise of an option granted under the Plan may be paid in cash, certified or bank check and/or such other form of payment as may be approved by the Committee from time to time and permitted under applicable law, including, without limitation, shares of Common Stock which, if acquired from the Company, have been owned by the holder (free and clear of any liens or encumbrances) for at least six (6) months or pursuant to a “cashless exercise” procedure approved by the Committee and permitted by law.

(f) Rights as a Stockholder. No shares of Common Stock will be issued in respect of the exercise of an option granted under the Plan until full payment therefor has been made. The holder of an option will have no rights as a stockholder with respect to any shares covered by an option until the date a stock certificate for such shares is issued to him or her. Except as otherwise provided herein, no adjustments shall be made for dividend distributions or other rights for which the record date is prior to the date such stock certificate is issued.

(g) Limitation on Repricing of Options. Unless and to the extent otherwise approved by the Company’s stockholders, under no circumstances may the Board or the Committee authorize a Repricing (as defined below) of any outstanding options. For these purposes, a “Repricing” means any of the following (or any other action that has the same effect as any of the following): (i) amending the terms of an option to lower its exercise price, (ii) any other action that is treated as a repricing under generally accepted accounting principles, or (iii) canceling an option at a time when its exercise price is equal to or greater than the fair market value of the underlying Common Stock, in exchange for another option, restricted stock, or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction.

(h) Other Provisions. The Committee may impose such other conditions with respect to the exercise of options, including, without limitation, any conditions relating to the application of federal or state securities laws or exchange or listing requirements, as it may deem necessary or advisable.

6. Stock Appreciation Rights.

(a) General. Subject to the provisions hereof, the Committee may award SARs to eligible personnel upon such terms and conditions as it deems appropriate. A SAR is an award entitling the holder, upon exercise, to receive an amount, in cash or shares of Common Stock or a combination thereof, as determined by the Committee in its sole discretion, determined with reference to the appreciation, if any, in the Fair Market Value of Common Stock during the period beginning on the date the SAR is granted and ending on the date the SAR is exercised.

(b) Types of SARs. SARs may be awarded under the Plan in conjunction with a stock option award (“tandem SARs”) or independent of any stock option award (“stand-alone SARs”). Tandem SARs awarded in conjunction with a NQSO may be awarded either at or after the time the NQSO is granted. Tandem SARs awarded in conjunction with an ISO may only be awarded at the time the ISO is granted.

(c) Exercisability of SARs. Except as otherwise provided herein, a tandem SAR will be exercisable only at the same time and to the same extent and subject to the same conditions as the related option is exercisable. The exercise of a tandem SAR will cancel the related option to the extent of the shares of Common Stock with respect to which the SAR is exercised, and vice versa. Tandem SARs may be exercised only when the Fair Market Value of the Common Stock to which it relates exceeds the option exercise price. The Committee may impose such additional service or performance-based vesting conditions upon the exercise of a SAR (tandem or stand-alone) as it deems appropriate.

(d) Exercise of SARs. A SAR may be exercised by giving written notice to the Company identifying the SAR that is being exercised, specifying the number of shares covered by the exercise and containing such other information or statements as the Committee may require. The Committee may establish such rules and procedures as it deems appropriate for the exercise of SARs under the Plan, including, without limitation, procedures for telephonic exercise. Upon the exercise of a SAR, the holder will be entitled to receive an amount (in cash and/or shares of Common Stock as determined by the Committee) equal to the product of (i) the number of shares with respect to which the SAR is being exercised and (ii) the difference between the Fair Market Value of a share of Common Stock on the date the SAR is exercised (or such other exercise price as may be specified in the award) and the exercise price per share of the SAR.

(e) Deferral of Payment. The Committee may at any time and from time to time provide for the deferral of delivery of any shares and/or cash for which an SAR may be exercisable until such date or dates and upon such other terms and conditions as the Committee may determine.

7. Restricted Stock.

(a) General. Subject to the provisions hereof, the Committee may award shares of Common Stock to eligible personnel upon such terms and subject to such forfeiture and other conditions as the Committee deems appropriate.

(b) Stock Certificates for Restricted Stock. Unless the Committee elects to use a different method (such as, for example, the issuance and delivery of stock certificates) shares of restricted stock will be evidenced by book entries on the Company’s stock transfer records pending the expiration of restrictions thereon. If a stock certificate for restricted stock is issued in the name of the grantee, it will bear an appropriate legend to reflect the nature of the restrictions applicable to the shares represented by the certificate, and the Committee may require that such stock certificates be held in custody by the Company until the restrictions on such shares have lapsed. The Committee may establish such other conditions as it deems appropriate in connection with the issuance of stock certificates for shares of restricted stock, including, without limitation, a requirement that the grantee deliver a duly signed stock power, endorsed in blank, for the shares covered by the award.

(c) Purchase Price. The purchase price payable for shares of restricted stock awarded under the Plan will be determined by the Committee. To the extent permitted by applicable law, the purchase price may be as low as zero and, to the extent required by the applicable law, the purchase price will be no less than the par value of the shares covered by the award.

(d) Restrictions and Vesting. The Committee will establish such conditions as it deems appropriate on the grant or vesting of restricted stock awarded under the Plan. Such conditions may be based upon continued service, the attainment of performance goals (which, in the case of grants of restricted stock intended to qualify for the performance-based compensation exception under Section 162(m)(4)(C) of the Code, satisfy the requirements of Section 8) and/or such other relevant factors or criteria designated by the Committee. The holder of restricted stock will not be permitted to transfer shares of restricted stock awarded under the Plan before the time the applicable vesting conditions are satisfied.

(e) Rights as a Stockholder. Except as provided herein and as otherwise determined by the Committee, the recipient of a restricted stock award shall have with respect to his or her restricted stock all of the rights of a holder of shares of Common Stock, including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to satisfaction of the applicable vesting conditions, the right to tender such shares. The Committee may, in its sole discretion, determine at the time of grant that the payment of dividends will be deferred until, and conditioned upon, the satisfaction of the applicable vesting conditions.

(f) Lapse of Restrictions. If and when the vesting conditions are satisfied with respect to a restricted stock award, a certificate for the shares covered by the award, to the extent vested, will be delivered to the grantee. All legends shall be removed from said certificates at the time of delivery except as otherwise required by applicable law.

8. Performance-Based Awards.

(a) General. Subject to the provisions hereof, the Committee may condition the exercise, vesting or settlement of an award made under the Plan on the achievement of specified performance goals. The provisions of this Section will apply in the case of a performance-based award that is intended to generate “qualified performance-based compensation” within the meaning of Section 162(m) of the Code.

(b) Objective Performance Goals. A performance goal established in connection with an award covered by this Section must be (1) objective, so that a third party having knowledge of the relevant facts could determine whether the goal is met, (2) prescribed in writing by the Committee before the beginning of the applicable performance period or at such later date (when fulfillment is substantially uncertain) as may be permitted under Section 162(m) of the Code, and (3) expressed in the following manner with respect to any one or more of the following business criteria:

(i) attainment of certain target levels of, or a specified percentage increase in, revenues, income before income taxes and extraordinary items (determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board), net income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

(ii) attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits;

(iii) attainment of certain target levels of, or a specified increase in, operational cash flow;

(iv) achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee;

(v) attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;

(vi) attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;

(vii) attainment of certain target levels of, or a percentage increase in, after-tax return on stockholders’ equity;

(viii) attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;

(ix) attainment of certain target levels in the Fair Market Value of the Common Stock; and

(x) growth in the value of an investment in the Company’s Common Stock assuming the reinvestment of dividends.

If and to the extent permitted under Section 162(m) of the Code, such performance goals may be determined without regard to (or adjusted for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar types of events or circumstances occurring during the applicable performance period. The Committee may not delegate any responsibility with respect to the establishment or determination of performance goals to which awards covered by this Section are subject.

(c) Calculation of Performance-Based Award. At the expiration of the applicable performance period, the Committee will determine the extent to which the performance goals established pursuant to this Section are achieved and the percentage of each performance-based award that has been earned. The Committee may reduce the amount that would otherwise be payable pursuant to an award covered by this Section, but may not exercise its discretion to increase such amount.

9. Other Equity-Based Awards. Subject to the provisions hereof, the Committee may grant other types of equity-based awards, including, without limitation, the grant or offer for sale of unrestricted shares of Common Stock and/or the grant of phantom stock awards, stock bonus awards, restricted stock unit awards and dividend equivalent awards, in such amounts and subject to such terms and conditions as the Committee shall determine. Awards pursuant to this Section 9 may entail the transfer of actual shares of Common Stock to Plan participants, or payment in cash or otherwise of amounts based on the value of shares of Common Stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws or jurisdictions other than the United States.

10. Fair Market Value of Common Stock. For all purposes of the Plan, the Fair Market Value of a share of Common Stock on any date will be equal to the closing price per share as published by the principal national securities exchange (including, but not limited to, Nasdaq) on which shares of the Common Stock are traded on such date or, if there is no sale of Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date, or if shares of the Common Stock are not listed on a national securities exchange on such date, the closing price or, if none, the average of the bid and asked prices in the over the counter market at the close of trading on such date, of if the Common Stock is not traded on a national securities exchange or the over the counter market, the value of a share of the Common Stock on such date as determined in good faith by the Committee.

11. Non-Transferability of Awards. No stock option, SAR, performance-based award or other equity-based award under the Plan shall be transferable by the recipient other than upon the recipient’s death to a beneficiary designated by the recipient in a manner acceptable to the Committee, or, if no designated beneficiary shall survive the recipient, pursuant to the recipient’s will or by the laws of descent and distribution. All stock options and SARs shall be exercisable during the recipient’s lifetime only by the recipient. Tandem SARs shall be transferable, to the extent permitted above, only with the underlying stock option. Shares of restricted stock may not be transferred prior to the date on which shares are issued or, if later, the date on which such shares have vested and are free of any applicable restriction imposed hereunder. Except as otherwise specifically provided by law or the provisions hereof, no award received under the Plan may be transferred in any manner, and any attempt to transfer any such award shall be void, and no such award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such award, nor shall it be subject to attachment or legal process for or against such person. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a NQSO is transferable in whole or part to such persons, under such circumstances, and subject to such conditions as the Committee may prescribe.

12. Effect of Termination of Employment or Service. Unless otherwise determined by the Committee at grant or, if no rights of the participant are thereby reduced, thereafter, and subject to earlier termination in accordance with the provisions hereof, the following rules apply with regard to vesting and exercise of awards held by a participant at the time of his or her termination of employment or other service with the Company and its affiliates.

(a) Rules Applicable to Stock Options and SARs.

(i) Termination by Reason of Death. If a participant’s employment or service terminates by reason of his or her death, then any stock option or SAR held by the deceased participant will thereupon become fully exercisable and may be exercised by the deceased participant’s beneficiary at any time within one year from the date of death, but in no event after expiration of the stated term thereof, and shall thereupon terminate.

(ii) Termination by Reason of Disability. If a participant’s employment or service terminates by reason of his or her disability (as defined below), then (1) any stock option or SAR held by the participant, to the extent exercisable on the termination date, may be exercised by the participant at any time within one year from the termination date, but in no event after expiration of the stated term thereof, and shall thereupon terminate, provided that, if the participant dies during such one-year period, then the deceased participant’s beneficiary may exercise the option or SAR, to the extent exercisable by the deceased participant immediately prior to his or her death, for a period of one year following the date of death, but in no event after expiration of the stated term, and (2) any stock option or SAR held by the participant, to the extent not exercisable on the termination date, shall immediately terminate. For the purposes hereof, unless otherwise determined by the Committee at the time of grant, the term “disability” means the inability of a participant to perform the customary duties of his or her employment or other service for the Company or an affiliate by reason of a physical or mental incapacity or illness which is expected to result in death or be of indefinite duration.

(iii) Termination for Cause. If a participant’s employment or service is terminated by the Company or its affiliates for Cause (or at a time when grounds for a termination for Cause exist), then, notwithstanding anything to the contrary contained herein, any stock option or SAR held by the optionee, whether or not otherwise exercisable on the termination date, shall immediately terminate and cease to be exercisable. A termination for “Cause” means (1) in the case where there is no employment, consulting or similar service agreement between the participant and the Company Group or where such an agreement exists but does not define “cause” (or words of like import), a termination classified by the Company or its affiliates, in their sole discretion, as a termination due to the participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services or materially unsatisfactory performance of duties, or (2) in the case where there is an employment, consulting or similar service agreement between the participant and the Company or its affiliates that defines “cause” (or words of like import), a termination that is or would be deemed for “cause” (or words of like import) as classified by the Company or its affiliates, in their sole discretion, under such agreement.

(iv) Other Termination. If a participant’s employment or service terminates for any reason other than described in Section 12(a)(i), 12(a)(ii) or 12(a)(iii) above, then (1) any stock option or SAR held by the participant, to the extent exercisable on the termination date, may be exercised by the participant at any time within a period of six months from the termination date, but in no event beyond the expiration of the stated term thereof, and shall thereupon terminate, and (2) any stock option or SAR held by the participant, to the extent not exercisable on the termination date, shall immediately terminate.

(b) Rules Applicable to Restricted Stock. Upon the termination of a participant’s employment or service for any reason (including death and disability) or no reason, restricted stock which has not yet become fully vested will, unless otherwise determined by the Committee, automatically be forfeited by the participant (or the participant’s successors) and any certificate therefor or book entry with respect thereto or other evidence thereof will be canceled.

(c) Rules Applicable to Performance-Based Awards. Upon termination of a participant’s employment or service for any reason (including death and disability) or no reason, then the participant’s outstanding performance-based awards will, unless otherwise determined by the Committee, thereupon expire and the participant (or his or her beneficiary, as the case may be) will not be entitled to receive any amount in respect of the performance period or cycle within which the participant’s employment or service is terminated.

(d) Rules Applicable to Other Equity-Based Awards. Rules similar to those set forth in subsection (b) (relating to restricted stock awards) will apply in connection with the termination of employment or service of a participant who holds any other form of equity-based award granted under the plan that has not yet vested and/or is contingent upon future performance of services.

13. Capital Changes; Change in Control.

(a) Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which may be issued under the Plan, the maximum number of shares covered by awards that may be granted to any individual in any calendar year, the number and class of shares covered by each outstanding award and, if applicable, the exercise price per share shall all be adjusted proportionately or as otherwise appropriate to reflect any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend, and/or to reflect a change in the character or class of shares covered by the Plan arising from a readjustment or recapitalization of the Company’s capital stock.

(b) Change in Control. If, in connection with a Change in Control (as defined below), the stockholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock (whether or not such Exchange Stock is the sole consideration), and if the Board so directs, then all outstanding options and/or SARs will be converted into options to purchase, or SARs covering, shares of Exchange Stock. The number of shares and exercise price under the converted options and SARs will be determined by adjusting the number of shares and exercise price for the options and SARs granted hereunder on the same basis as the determination of the number of shares of Exchange Stock the holders of Common Stock will receive in connection with the Change in Control and, unless the Board determines otherwise, the vesting conditions with respect to the converted options and SARs will be substantially the same as the vesting conditions set forth in the original option or SAR agreement. If the Board does not direct the conversion of outstanding options or SARs in connection with a Change in Control, then all participants will be permitted to exercise their outstanding options and SARs in whole or in part (whether or not otherwise vested or exercisable) prior to the Change in Control, and any outstanding options and SARs which are not exercised before the Change in Control will thereupon terminate.

(c) Definition of Change in Control. For purposes hereof, the term “Change in Control” shall be deemed to occur if: (i) there shall be consummated (A) any consolidation, merger or reorganization involving the Company, unless such consolidation, merger or reorganization is a “Non-Control Transaction” (as defined below) or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; (ii) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company; (iii) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 50% of the combined voting power of the Company’s then outstanding voting securities other than pursuant to a plan or arrangement entered into by such person and the Company; or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period or who were so approved. A “Non-Control Transaction” shall mean a consolidation, merger or reorganization of the Company where (1) the stockholders of the Company immediately before such consolidation, merger or reorganization own, directly or indirectly, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such consolidation, merger or reorganization (the “Surviving Corporation”); (2) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such consolidation, merger or reorganization constitute at least 50% of the members of the board of directors of the Surviving Corporation, or a corporation directly or indirectly beneficially owning a majority of the voting securities of the Surviving Corporation; and (3) no person (other than (a) the Company, (b) any subsidiary of the Company, (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any subsidiary, or (d) any person who, immediately prior to such consolidation, merger or reorganization, beneficially owned more than 50% of the combined voting power of the Company’s then outstanding voting securities) beneficially owns, directly or indirectly, more than 50% of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

(d) Fractional Shares. In the event of any adjustment in the number of shares covered by any option or SAR pursuant to the provisions hereof, any fractional shares resulting from such adjustment will be disregarded, and each such option or SAR will cover only the number of full shares resulting from the adjustment.

(e) Determination of Board to be Final. All adjustments under this Section shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

14. Amendment and Termination. The Board may amend or terminate the Plan, provided, however, that no such action may affect adversely the accrued rights of the holder of any outstanding award without the consent of the holder. Except as otherwise provided in Section 13, any amendment which would increase the maximum number of shares of Common Stock which may be issued under the Plan (on an aggregate or individual basis) or the aggregate maximum number of shares which may be issued pursuant to Sections 7, 8 and 9 of the Plan or modify the class of recipients eligible to receive awards under the Plan shall be subject to the approval of the Company’s stockholders. The Committee may amend the terms of any agreement or certificate made or issued hereunder at any time and from time to time provided, however, that any amendment which would adversely affect the accrued rights of the holder may not be made without his or her consent.

15. Tax Withholding. As a condition to the exercise of any award or the delivery of any shares of Common Stock pursuant to any award or the lapse of restrictions on any award, or in connection with any other event that gives rise to a federal or other governmental tax withholding obligation on the part of the Company or its affiliates relating to an award, (a) the Company or its affiliates may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to an award recipient whether or not pursuant to the Plan, or (b) the Company or its affiliates shall be entitled to require that the recipient remit cash to the Company or its affiliates (through payroll deduction or otherwise), in each case in an amount sufficient to satisfy such withholding obligation. If the event giving rise to the withholding obligation involves a transfer of shares of Common Stock, then, at the sole discretion of the Committee, the recipient may satisfy the withholding obligation described under this Section 15 by electing to have the Company withhold shares of Common Stock (which withholding shall be at a rate not in excess of the statutory minimum rate) or by tendering previously-owned shares of Common Stock, in each case, having a Fair Market Value equal to the amount of tax to be withheld (or by any other mechanism as may be required or appropriate to conform with local tax and other rules).

16. Compliance with Law. Shares of Common Stock shall not be issued pursuant to the Plan unless the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act and the requirements of any stock exchange or market upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or market upon which the Common Stock may then be listed, and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

17. No Rights Conferred. Nothing contained herein will be deemed to give any individual any right to receive an award under the Plan or to be retained in the employ or other service of the Company or any affiliate of the Company.

18. Governing Law. The Plan and each award agreement shall be governed by the laws of the State of Delaware, without regard to its principles of conflicts of law.

19. Decisions and Determinations of Committee to be Final. Any decision or determination made by the Board pursuant to the provisions hereof and, except to the extent rights or powers under the Plan are reserved specifically to the discretion of the Board, all decisions and determinations of the Committee are final and binding.

Term of the Plan. The Plan shall be effective upon its adoption by the Board, subject to the approval of the stockholders of the Company within one year from the date of adoption by the Board. The Plan will terminate on the tenth anniversary of the date of its adoption by the Board, unless sooner terminated by the Board. The rights of any person with respect to an award made under the Plan that is outstanding at the time of the termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the award (as then in effect or thereafter amended) and the Plan.

ANNEX C

EMPLOYEE STOCK PURCHASE PLAN

HUDSON HIGHLAND GROUP, INC.

Effective April 1, 2003

As Amended February 18, 2004

C-i

HUDSON HIGHLAND GROUP, INC.

EMPLOYEE STOCK PURCHASE PLAN

Article 1. Purpose and Effective Date

1.1 The purpose of the Hudson Highland Group, Inc. Employee Stock Purchase Plan (the “Plan”) is to provide an opportunity for employees of Hudson Highland Group, Inc. (the “Company”) and employees of the Participating Affiliates (as defined below) to purchase shares of common stock of the Company in a way which is both convenient and on a basis more favorable than would otherwise be available. The Company believes that employee participation in ownership of the Company on this basis will be to the mutual benefit of both the employee and the Company.

It is the intent of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code, although the Company makes no undertakings nor representations to maintain such qualification. In addition, this Plan document authorizes the grant of Options under a non-Code Section 423 plan which do not qualify under Section 423 of the United States Internal Revenue Code pursuant to rules, procedures, or sub-plans adopted by the Committee (as defined below) designated to achieve desired tax or other objectives.

1.2 It is intended that Purchase Periods will commence, if at all, at such times designated by the Committee.

1.3 The Plan shall be effective on April 1, 2003 (the “Effective Date”) subject to the approval of the Company’s stockholders within one (1) year before or one (1) year after the date the Plan is approved by the Board. The Plan shall remain in effect in accordance with Section 12.7 of the Plan.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 “Account” means a recordkeeping account maintained for a Participant to which payroll deductions, if applicable, shall be credited.

2.2 “Affiliate” means any (i) Subsidiary and (ii) other entity in which the Company has an equity interest.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change in Control” shall be deemed to occur if (1) there shall be consummated (A) any consolidation, merger or reorganization involving the Company, unless such consolidation, merger or reorganization is a “Non-Control Transaction” (as defined below) or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (2) the stockholders of the Company shall approve any plan or proposal for liquidation or dissolution of the Company, or (3) any person (as such term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities other than (a) a person who owns or owned Shares of the Company, (b) pursuant to a plan or arrangement entered into by such person and the Company, or (c) pursuant to receipt of such shares from a stockholder of the Company pursuant to such stockholder’s will or the laws of descent and distribution.

A “Non-Control Transaction” shall mean a consolidation, merger or reorganization of the Company where (1) the stockholders of the Company immediately before such consolidation, merger or reorganization own, directly or indirectly, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such consolidation, merger or reorganization

(the “Surviving Corporation”), (2) the individuals who were members of the Board of the Company immediately prior to the execution of the agreement providing for such consolidation, merger or reorganization constitute at least fifty percent (50%) of the members of the Board of Directors of the Surviving Corporation, or a corporation directly or indirectly beneficially owning a majority of the voting securities of the Surviving Corporation and (3) no person (other than (a) the Company, (b) any subsidiary of the Company, (c) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any subsidiary, or (d) any person who, immediately prior to such consolidation, merger or reorganization, beneficially owned more than fifty percent (50%) of the combined voting power of the Company’s then outstanding voting securities) beneficially owns more than fifty percent (50%) of the combined voting power of the Surviving Corporation’s then outstanding voting securities.

2.5 “Code” means the Internal Revenue Code of 1986, as amended.

2.6 “Committee” means the compensation committee of the Board. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.7 “Company” means Hudson Highland Group, Inc., a Delaware corporation.

2.8 “Eligible Employee” means an Employee eligible to participate in the Plan in accordance with Article 5.

2.9 “Employee” means any active employee of the Company or a Participating Affiliate.

2.10 “Enrollment Date” means the date established by the Committee from time to time by which enrollment forms must be received for an Offering Period.

2.11 “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

2.12 “Fair Market Value” means, as of any applicable date, the closing sale price on the principal securities exchange on which the Shares are traded as reported in The Wall Street Journal or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported.

2.13 “Grant Date” means a date on which an Eligible Employee is granted an option under the Plan pursuant to Article 7.

2.14 “Grant Price” means the Fair Market Value of a Share on the Grant Date for such option.

2.15 “Offering Period” means the offering period designated by the Committee.

2.16 “Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Article 6.

2.17 “Participating Affiliate” means an Affiliate which has been designated by the Committee in accordance with Section 3.2 of the Plan as covered by the Plan. In the event the designated Affiliate is not a Subsidiary, it shall be designated for participation in the non-Code Section 423 portion of the Plan.

2.18 “Purchase Date” with respect to a Purchase Period means the last Trading Day in such Purchase Period.

2.19 “Purchase Date Price” means the Fair Market Value of a Share on the applicable Purchase Date.

2.20 “Purchase Period” means the purchase period designated by the Committee; provided, that each period shall, in no event, end later than: (i) five (5) years from the date the option is granted if the Purchase Price is to be not less than eighty-five percent (85%) of the Fair Market Value of the Shares on the Purchase Date; or (ii) otherwise, twenty-seven (27) months from the Grant Date.

2.21 “Purchase Period Commencement Date” means the first Trading Day of a Purchase Period.

2.22 “Purchase Price” means the price designated by the Committee, at which each Share may be purchased under any option, but in no event less than eighty-five percent (85%) of the lesser of:

(a) The Grant Price, as defined in Section 2.14; and

(b) The Purchase Date Price, as defined in Section 2.18.

2.23 “Rule 16b-3” means Rule 16b-3 under the Exchange Act.

2.24 “Shares” means Shares of the Company’s common stock.

2.25 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, as of the applicable Enrollment Date, each of the corporations other than the last corporation in the chain owns stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.26 “Trading Day” means any day the stock exchange in which the Company’s Shares are traded is open for trading.

Article 3. Administration

3.1 The Plan shall be administered by the Committee. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of the Board. The Committee shall have the authority to delegate administrative duties to officers, directors, or Employees of the Company.

3.2 The Committee shall have the power, subject to and within the limits of the express provisions of the Plan, to construe and interpret the Plan and options granted under it; to establish, amend, and revoke rules and regulations for administration of the Plan; to determine all questions of policy and expediency that may arise in the administration of the Plan; to make any changes to the Plan or its operations to reduce or eliminate any unfavorable accounting consequences to the extent deemed appropriate by the Committee; and, generally, to exercise such powers and perform such acts as the Committee deems necessary or expedient to promote the best interests of the Company, including, but not limited to, designating from time to time which Affiliates of the Company shall be Participating Affiliates. The Committee’s determinations as to the interpretation and operation of this Plan shall be final and conclusive.

In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules, procedures, or sub-plans with respect to the Plan including, but not limited to, rules which allow employees of any foreign Participating Affiliate to participate in, and enjoy the tax benefits offered by the Plan.

3.3 The Plan provisions relating to the administration of the Plan may be amended by the Board from time to time as may be desirable to satisfy any requirements of or under the federal securities and/or other applicable laws of the United States, or to obtain any exemption under such laws, or to reduce or eliminate any unfavorable accounting consequences.

Article 4. Number of Shares

4.1 Shares Reserved. No more than 660,000 Shares shall be reserved for sale and have been authorized by the stockholders of the Company for issuance pursuant to the Plan or any other similar employee stock purchase plan that the Company establishes for employees located in foreign jurisdictions. If any option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such option shall again become available for issuance under the Plan.

4.2 Adjustments. In the event of any change in corporate capitalization such as a stock split, or a corporate transaction such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee may make such adjustments it deems appropriate to prevent dilution or enlargement of rights in the number and class of Shares which may be delivered under Section 4.1, in the number, class of and/or price of Shares available for purchase under the Plan, and in the number of Shares which a Participant is entitled to purchase.

Article 5. Eligibility Requirements

5.1 Except as provided in Section 5.2, each Employee shall become eligible to participate in the Plan in accordance with Article 6 on the first Enrollment Date on or following the later of: (a) the date such individual becomes an Eligible Employee; or (b) the Effective Date; provided, however, that the Committee may establish administrative rules with respect to an Employee’s employment (e.g., some minimum employment period, for example, ninety (90) days prior to the Offering Period) to be eligible to participate with respect to an Offering Period. Participation in the Plan is entirely voluntary.

5.2 Any provision of this Plan to the contrary notwithstanding, no Employee shall be granted an option, unless their participation is required as a matter of local law or regulation:

(a) If, immediately after the grant, such Employee would own, and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary of the Company within the meaning of Section 423 of the Code; or

(b) Which permits the Employee’s rights to purchase stock under all employee stock purchase plans, as defined in Section 423 of the Code, of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of fair market value of the stock (determined at the time such option is granted) for each calendar year in which such stock option is outstanding at any time;

(c) If the Employee’s customary employment does not meet certain requirements for length of employment determined by the Committee from time to time; provided, however, that any such requirement for length of employment shall comply with Section 423 of the Code; or

(d) If the Employee is prohibited by the laws of the nation of their residence of employment from participating in the Plan.

Article 6. Enrollment

Any Eligible Employee may enroll in the Plan for any future Offering Period by completing and signing an enrollment election form or by such other means as the Committee shall prescribe and submitting such enrollment election to the Company or a Participating Affiliate on or before the Enrollment Date with respect to such Offering Period.

Article 7. Grant of Options on Enrollment

7.1 Enrollment by an Eligible Employee in the Plan by an Enrollment Date with respect to any Purchase Period during the applicable Offering Period will constitute the grant by the Company to such Participant of an option on each Purchase Period Commencement Date during such Offering Period to purchase Shares from the Company pursuant to the Plan.

7.2 An option granted to a Participant pursuant to this Plan shall expire, if not sooner terminated in accordance with the Plan, on the earliest to occur of: (a) the end of the Purchase Period in which such option was granted; (b) the completion of the purchase of Shares under the option under Article 9; or (c) the date on which participation of such Participant in the Plan terminates for any reason.

7.3 An option granted to a Participant under the Plan shall give the Participant a right to purchase on a Purchase Date the number of Shares which the funds accumulated in the Participant’s Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that the Committee may, in its discretion, limit the number of Shares that may be purchased by each Participant in any Purchase Period.

Notwithstanding anything to the contrary herein, no Employee shall be granted an option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) which would permit the Employee to purchase Shares under the Plan (and such other plan) in any calendar year with a Fair Market Value (determined at the time such option is granted) in excess of USD 25,000.

Article 8. Payment

The Committee may designate the time and manner for payment for Shares to be purchased during the Purchase Period, including, but not limited to, payment by each Participant in cash or by certified check on a date designated by the Committee prior to the Purchase Date, or through payroll deductions of whole percentages of such Participant’s compensation, the terms and conditions of which are designated by the Committee.

Payment amounts shall be credited to a Participant’s Account under this Plan. Unless required to do so by law or regulation, all payment amounts may be used by the Company for any purpose and the Company shall have no obligation to segregate funds. Unless mandated by law or regulation, no interest shall accrue on any payments by Participants.

Article 9. Purchase of Shares

9.1 Any option held by the Participant which was granted under this Plan and which remains outstanding as of a Purchase Date shall be deemed to have been exercised on such Purchase Date for the number of Shares which the funds accumulated in the Participant’s Account as of the Purchase Date will purchase at the applicable Purchase Price (but not in excess of the number of Shares for which options have been granted to the Participant pursuant to Section 7.3). All other options to purchase Shares that are not purchased on the last Purchase Date shall terminate.

9.2 If Shares are purchased by a Participant pursuant to Section 9.1, then, within a reasonable time after the Purchase Date, the Company shall deliver or cause to be delivered to the Participant a certificate or certificates for the whole number of Shares purchased by the Participant unless the Company has made arrangements to have the Shares held at a bank or other appropriate institution in noncertificated form. If any law or applicable regulation of the United States Securities and Exchange Commission or other body having jurisdiction shall require that the Company or the Participant take any action in connection with the Shares being purchased under the option, delivery of the certificate or certificates for such Shares shall be postponed until the necessary action shall have been completed.

9.3 In the case of Participants employed by a Participating Affiliate, the Committee may provide for Shares to be sold through the Affiliate to such Participants, to the extent consistent with Section 423 of the Code and other applicable laws.

9.4 If the total number of Shares for which options are or could be exercised on any Purchase Date in accordance with this Article 9, when aggregated with all Shares for which options have been previously exercised under this Plan, exceeds the maximum number of Shares reserved in Section 4.1, the Company shall allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Participant’s Account of each Participant under the Plan shall be returned to him/her as promptly as possible.

9.5 If a Participant or former Participant sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an option granted under the Plan within two (2) years after the date such option is granted or within one (1) year after the date such Shares were transferred to the Participant, and if such Participant or former Participant is subject to United States federal income tax, then such Participant or former Participant shall notify the Company or Participating Affiliate in writing of such sale, transfer, or other disposition within ten (10) days of the consummation of such sale, transfer, or other disposition.

Article 10. Withdrawal From the Plan and Termination of Employment

10.1 Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) during any Offering Period by delivering a notice of withdrawal to the Company or a Participating Affiliate (in a manner prescribed by the Committee) at any time in advance of such Purchase Date as the Committee may determine. The notice of withdrawal shall state whether the Participant elects either to use the funds then accumulated in the Participant’s Account to purchase Shares as of the next following Purchase Date or to have the funds then accumulated in the Participant’s Account distributed to the Participant.

If notice of withdrawal is timely received and the Participant elects to have the funds then accumulated in the Participant’s Account distributed, all funds then accumulated in the Participant’s Account shall not be used to purchase Shares as of the next following Purchase Date, but shall instead be distributed to the Participant as soon as administratively feasible. Such a Participant may not return the distributed funds to the Company or a Participating Affiliate during the same Purchase Period and require the Company or Participating Affiliate to apply those funds to the purchase of Shares.

If notice of withdrawal is timely received and the Participant elects to use the funds then accumulated in the Participant’s Account to purchase Shares as of the next following Purchase Date, then the Participant shall continue to have an option with respect to such funds under this Plan.

A Participant who has withdrawn from the Plan (whether or not the Participant has elected to have the funds in the Participant’s Account distributed to him or her) may elect to again accumulate funds in the Participant’s Account by delivering a notice to the Company or a Participating Affiliate (in a manner prescribed by the Committee) at any time in advance of a Purchase Date or the end of an Offering Period as the Committee may determine; provided, however, that such a Participant shall only be permitted to make such an election once in an Offering Period.

10.2 Termination of Employment. Participation in the Plan terminates immediately when a Participant ceases to be employed by the Company or a Participating Affiliate for any reason whatsoever or otherwise ceases to be an Eligible Employee, and such terminated Participant’s outstanding options shall thereupon terminate.

As soon as administratively feasible after termination of participation, the Company or Participating Affiliate shall pay to the Participant or his/her beneficiary or legal representative any amounts accumulated in the Participant’s Account at the time of termination of participation.

10.3 Change in Control. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiring Corporation”), may, without the consent of any Participant, assume the Company’s rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company’s rights and obligations under the Plan, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of Shares subject to outstanding options shall not be adjusted. All options which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

10.4 Leave of Absence. If a Participant takes a leave of absence without terminating employment, such Participant shall have the right, at the commencement of the leave of absence and in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 10.1. To the extent determined by the Committee or required by Section 423 of the Code, certain leaves of absence may be treated as cessations of employment for purposes of the Plan.

Article 11. Designation of Beneficiary

The Committee may permit each Participant under the Plan, from time to time, to name any beneficiary or beneficiaries (who may be named contingently or successively) to whom the amount in his/her Participant Account is to be paid in case of his/her death before he/she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during the Participant’s lifetime. In the absence of any such designation, any Participant Account balance remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 12. Miscellaneous

12.1 Restrictions on Transfer. Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw from the Plan in accordance with Section 10.1.

12.2 Administrative Assistance. If the Committee in its discretion so elects, it may retain a brokerage firm, bank, or other financial institution to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an account on his/her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the Account.

12.3 Withholding. The Company or any Participating Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any Participating Affiliate, an amount sufficient to satisfy federal, state, and local taxes, domestic or foreign, income or social insurance required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

12.4 Costs. All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties, transfer taxes, and any brokerage fees applicable to participation in the Plan may be charged to the Participant Account of such Participant by the Company.

12.5 Equal Rights and Privileges. To the extent Eligible Employees are granted options pursuant to Code Section 423, such Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations.

12.6 Applicable Law. The Plan shall be governed by the substantive laws (excluding the conflict of laws rules) of the State of New York.

12.7 Amendment and Termination. The Board may amend, alter, suspend, or terminate the Plan at any time; provided, however, that: (a) the Plan may not be amended in a way which will cause the Plan to fail to meet the requirements of Code Section 423; and (b) no amendment which would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code, Rule 16b-3, or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. In addition, the Committee may amend the Plan as provided in Section 3.3, subject to the conditions set forth therein and in this Section 12.7.

If the Plan is terminated or suspended, the Board or Committee may elect to terminate all outstanding options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit options to expire in accordance with their terms (and participation to continue through such expiration dates). If the options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the options are terminated shall be returned to the Participants as soon as administratively feasible.

12.8 No Right of Employment. Neither the grant nor the exercise of any rights to purchase Shares under this Plan nor anything in this Plan shall impose upon the Company or a Participating Affiliate any obligation to employ or continue to employ any Employee. The right of the Company or Participating Affiliate to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

12.9 Rights as Shareholder. No Participant shall have any rights as a shareholder unless and until certificates for Shares of common stock have been issued to him or her or to his or her account if the

Company has made arrangements to have the Shares held at a bank or other appropriate institution in a noncertified form.

12.10 Governmental Regulation. The Company’s obligation to sell and deliver Shares of the Company’s common stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or sale of such Shares.

12.11 Gender. When used herein, masculine terms shall be deemed to include the feminine, except when the context indicates to the contrary.

12.12 Condition for Participation. As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification requirements of Section 9.6) and the determinations of the Committee.

12.13 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Affiliates operate or have Eligible Employees, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates shall be covered by the Plan;

(b) Modify the terms and conditions to Eligible Employees outside the United States to comply with applicable foreign laws;

(c) Adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding handling of payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates which vary with local legal requirements.

(d) Adopt rules, procedures or sub-plans applicable to particular Affiliates or locations, which rules, procedures or sub-plans may be designed to be outside the scope of Code Section 423. The terms of such rules, procedures or sub-plans may take precedence over other provisions of this Plan, with the exception of Article 4, but unless otherwise expressly superseded by the terms of such rule, procedure or sub-plan, the provisions of this Plan shall govern the operation of the Plan. To the extent inconsistent with the requirements of Code Section 423, such rules, procedures or sub-plans shall be considered part of the non-423 Plan, and the options granted thereunder shall not be considered to comply with Section 423.

(e) Take any action that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no option shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.

▼ DETACH PROXY CARD HERE ▼

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

X Votes must be indicated (x) in Black or Blue ink.

FOR ALL nominees listed below ☐   WITHHOLD AUTHORITY for all nominees listed below ☐

Nominees: 01 - Jon Chait, 02 - Jennifer Laing, 03 - Nicholas G. Moore.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the number(s) of the nominee(s) in the box below.)

☐ Please check this box if you plan to attend the Annual Meeting. Number of persons attending:____________

	FOR	AGAINST	ABSTAIN
2. Proposal to approve an amendment to the Hudson Highland Group, Inc. Long Term Incentive Plan;	☐	☐	☐
3. Proposal to approve an amendment to the Hudson Highland Group, Inc. Employee Stock Purchase Plan; and	☐	☐	☐

4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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SCAN LINE

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Date | Share Owner sign here | Co-Owner sign here

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